UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06548

Nuveen Select Tax-Free Income Portfolio

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 March 2022

Nuveen Municipal Closed-End Funds

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Table of Contents

Chair’s Letter to Shareholders	4
Important Notices	5
Portfolio Managers’ Comments	6
Common Share Information	9
Performance Overview and Holding Summaries	11
Report of Independent Registered Public Accounting Firm	15
Portfolio of Investments	16
Statement of Assets and Liabilities	52
Statement of Operations	53
Statement of Changes in Net Assets	54
Financial Highlights	56
Notes to Financial Statements	58
Shareholder Update	69
Important Tax Information	85
Additional Fund Information	86
Glossary of Terms Used in this Report	87
Board Members & Officers	88

Chair’s Letter
to Shareholders

Dear Shareholders,

Markets have had a turbulent start to 2022. Global economic activity has been moderating from post-pandemic peaks, and crisis-era monetary and fiscal support programs are being phased out. Inflation has surged partially due to supply chain bottlenecks, which were initially caused by the pandemic and now have been exacerbated by Russia’s war in Ukraine and recent lockdowns across China to contain a large-scale COVID-19 outbreak.

We are now almost three months into the Eastern European conflict and are witnessing the scale of the humanitarian crisis and the economic impact caused by this event. Market uncertainty is currently elevated, as the situations in Russia/Ukraine and China have increased inflation and recession risks. The U.S. Federal Reserve (Fed) and other central banks now face an even more difficult task of slowing inflation without pulling the economy into recession. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared two years ago and followed it with an increase of 0.5% in May 2022. Additional rate hikes are expected at all of the remaining Fed meetings this year. Forecasting was made difficult given the wide range of potential outcomes with regard to the Russia-Ukraine war, the resilience of China’s economy, the reopening of supply chains, the impact of inflation on economic growth, and the Fed’s response to inflation. Accordingly, markets are struggling with pricing these risks.

In the meantime, while markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth
Chair of the Board
May 19, 2022

Important Notices

For Shareholders of Nuveen Select Tax-Free Income Portfolio (NXP)

Fund Reorganization

Effective prior to the opening of business on December 6, 2021, Nuveen Select Tax-Free Income Portfolio 2 (NXQ) and Nuveen Select Tax-Free Income Portfolio 3 (NXR) were reorganized into NXP (the “Reorganizations”). Refer to Note 1 and Note 9 of the Notes to Financial Statements within this report for further details on the Reorganizations.

Portfolio Managers’ Comments

Nuveen Select Maturities Municipal Fund (NIM)

Nuveen Select Tax-Free Income Portfolio (NXP)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Paul L. Brennan, CFA manages the Nuveen Select Maturities Municipal Fund and Michael S. Hamilton manages the Nuveen Select Tax-Free Income Portfolio.

Here the Funds’ portfolio managers review U.S. economic and market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended March 31, 2022. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and municipal bond markets during the twelve-month reporting period ended March 31, 2022?

After making a full recovery from the pandemic in 2021, the U.S. economy unexpectedly weakened at the start of 2022. In 2021 overall, GDP grew by 5.7%, as the economy reopened with the help of $5.3 trillion in crisis-related aid from the federal government, the low borrowing rates for businesses and individuals maintained by the Federal Reserve (Fed), increasing COVID-19 vaccinations and improved treatments. Then, in the first quarter of 2022, lingering supply chain disruptions, exacerbated by the Russia-Ukraine war, offset strong domestic consumer demand. This shrank U.S. gross domestic product by -1.4% on an annualized basis, according to the advance estimate from the Bureau of Economic Analysis.

The return of consumer demand in early 2022 put upward pressure on inflation. However, as supply chains remained under stress and labor shortages continued, partly due to COVID-19 resurgences around the world and more recently the war in Eastern Europe, inflation appeared to be more durable than initially expected. The Fed responded by reducing its pandemic-era support programs and increased its target interest rate by 0.25% in March 2022, while signaling a potentially more aggressive than expected interest rate hiking cycle would follow. Interest rate and stock price volatility increased as markets considered whether the Fed could cool inflation without pulling the economy into recession. While some pandemic-related risks appeared to be receding, Russia’s invasion of Ukraine in late February 2022 brought forth another large-scale human tragedy with significant economic consequences. Inflation pressures rose further on anticipated supply disruptions in energy, metals and grains. Downside risks to global economic growth increased, and economic sanctions from Western countries sought to block Russia’s access to the global financial system. A more uncertain inflation and economic outlook also made the path toward monetary policy normalization more uncertain for the Fed and other central banks, contributing to elevated market volatility toward the end of the reporting period.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

The broad municipal market declined over the twelve-month reporting period, with much of the weakness occurring in the last three months of the reporting period. Municipal yields rose across the maturity spectrum, most significantly at the short end of the curve as markets priced in a more aggressive pace of monetary tightening. The yield curve flattened overall, and shorter maturities outperformed longer maturities. Demand for municipal debt remained remarkably strong throughout 2021, but outflows followed in early 2022 as dealers reduced their inventories and investors increased redemptions from traditional municipal bond mutual funds in response to the rising interest rate environment. Nevertheless, credit spreads were generally stable as municipal fundamentals were strong and the municipal market remained relatively insulated from geopolitical concerns abroad.

Nuveen Select Maturities Municipal Fund (NIM)

What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2022?

The Fund’s primary investment objective is current income exempt from regular federal income tax, consistent with the preservation of capital. Its secondary objective is the enhancement of portfolio value. The Fund invests in municipal securities that are exempt from federal income taxes and have varying maturities, targeting an overall intermediate duration profile. The Fund may use inverse floating rate securities (sometimes referred to as tender option bond financing) to more efficiently implement its investment strategy to create up to 10% effective leverage.

Trading activity in the first nine months of the reporting period was largely driven by the reinvestment of proceeds from bonds that were called or matured and those tendered for cash. The Fund’s buying activity at the time was slightly biased to higher quality, based on availability and relative value, with selective additions of lower rated, higher yielding bonds. In the latter three months of the reporting period, the market’s price dislocation offered more tactical buying opportunities. The Fund added to existing positions that traded at deep discounts and bought other mid- and-lower rated bonds across various sectors at attractive pricing, such as the newly restructured Puerto Rico general obligation bonds and selected housing bonds. An elevated level of advance refundings earlier in the reporting period, when prevailing interest rates were lower, contributed to a passive increase in pre-refunded bonds. This caused a marginal increase in credit quality and slight downward pressure on the Fund’s average maturity. However, overall the Fund’s long-term positioning remained stable.

How did the Fund perform during the twelve-month reporting period ended March 31, 2022?

For the twelve months ended March 31, 2022, the Nuveen Select Maturities Municipal Fund outperformed the S&P Municipal Bond Intermediate Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Intermediate Index.

The Fund outperformed the benchmark led by its favorable yield curve positioning. The Fund was positioned with an overweight to bonds with durations of less than 2 years, which was beneficial to relative performance as the curve flattened and the shortest bonds were the best performing duration segment in the reporting period. The Fund’s overweight to high yield bonds was also a notable relative contributor. Although the municipal market sell-off was pervasive, it was rates driven, not fundamentals driven, and the Fund held overweight positions in many bonds that outperformed. The post-pandemic recovery helped drive the performance of holdings in mass transit, airports and airlines, while rising inflation and commodity prices benefited positions with commodity exposure. In particular, the Fund’s position in the stock of Energy Harbor contributed to relative performance. This equity position came into the portfolio in 2020 as part of the bankruptcy restructuring of FirstEnergy Solutions, the predecessor of Energy Harbor and a former Fund holding. Energy Harbor’s shares rose meaningfully during the reporting period given strong demand for energy generation as the economy reopened.

The Fund’s relative outperformance was partially offset by weaker performing holdings in the housing and tobacco securitization sectors, where the Fund tended to hold a greater proportion of longer duration structures relative to the Index. Longer duration bonds underperformed given their greater sensitivity to interest rates.

Portfolio Managers’ Comments (continued)

Nuveen Select Tax-Free Income Portfolio (NXP)

What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2022?

The Fund’s primary investment objective is current income exempt from regular federal income tax, consistent with preservation of capital. The Fund invests in municipal securities that are exempt from federal income taxes. The Fund invests primarily in municipal securities that are either rated investment grade at the time of investment, or, if they are unrated, are judged by the manager to be of comparable quality. The Fund may use inverse floating rate securities (sometimes referred to as tender option bond financing) to more efficiently implement its investment strategy to create up to 10% effective leverage.

Trading activity in NXP was most active as yields rose in the last three months of the reporting period. Included in that activity were a number of trades selling positions with low book yields and reinvesting the proceeds into positions with higher embedded yields. When the Fund made outright purchases, they were funded with the proceeds from maturing and called bonds or from selling bonds within a few months of their maturity dates. Purchases tended to be in the secondary market throughout the reporting period. The Fund’s overall positioning remained stable, as outright purchases continued to be focused on longer maturities across a diverse group of sectors.

How did the Fund perform during the twelve-month reporting period ended March 31, 2022?

For the twelve months ended March 31, 2022, the Nuveen Select Tax-Free Income Portfolio underperformed the S&P Municipal Bond Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Index.

Duration and sector positioning were the primary drivers of the Fund’s relative underperformance. The Fund was overweight in the 12 years and longer duration range, and while the yield curve flattened, the long end of the curve was the worst performing segment. The Fund’s allocation to zero coupon Metropolitan Pier and Exposition Authority Dedicated Tax bonds, which were situated in the longer duration segment, were the leading detractors during the reporting period. Investment management continued to hold these positions despite the underperformance during the reporting period as they are long-term holdings purchased when yields were considerably higher. Sector allocation also detracted from relative performance. An overweight to the dedicated tax sector hurt results as that segment of the market underperformed the index as a whole.

Partially offsetting these negative factors was the Fund’s position in the stock of Energy Harbor, which contributed to relative performance. This equity position came into the portfolio in 2020 as part of the bankruptcy restructuring of FirstEnergy Solutions, the predecessor of Energy Harbor and a former Fund holding. Energy Harbor’s shares rose meaningfully during the reporting period given strong demand for energy generation as the economy reopened.

Fund Leverage

The Funds included in this report generally do not employ leverage as a part of their investment strategies, although the Funds’ policies permit them to use a limited amount of leverage through investments in inverse floating rate securities. Neither Fund used leverage during the reporting period.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of March 31, 2022. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NIM	NXP
April 2021	$0.0240	$0.0455
May	0.0240	0.0455
June	0.0240	0.0455
July	0.0240	0.0455
August	0.0240	0.0455
September	0.0240	0.0455
October	0.0210	0.0455
November	0.0210	0.0455
December	0.0210	0.0455
January	0.0210	0.0455
February	0.0210	0.0455
March 2022	0.0210	0.0455
Total Distributions from Net Investment Income	$0.2700	$0.5460
Total Distributions from Long Term Capital Gains*	$0.0008	$ —
Total Distributions from Net Investment Income	$0.2708	$0.5460
* Distributions paid in December 2021.

Yields
Market Yield*	2.63%	3.78%
Taxable-Equivalent Yield*	4.44%	6.33%

* Market Yield is based on the Fund’s current annualized monthly distribution dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 40.8%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Common Share Information (continued)

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2021, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of March 31, 2022, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NIM	NXP
Common shares cumulatively repurchased and retired	0	0
Common shares authorized for repurchase	1,240,000	1,655,000

OTHER COMMON SHARE INFORMATION

As of March 31, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAV, and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NIM	NXP
Common share NAV	$10.26	$15.13
Common share price	$9.58	$14.43
Premium/(Discount) to NAV	(6.63)%	(4.63)%
Average premium/(discount) to NAV	(1.68)%	2.61%

NIM	Nuveen Select Maturities Municipal Fund
Performance Overview and Holding Summaries as of
March 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
NIM at Common Share NAV	(2.31)%	2.99%	2.97%
NIM at Common Share Price	(7.98)%	2.40%	2.57%
S&P Municipal Bond Intermediate Index	(4.07)%	2.34%	2.68%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Intermediate Index.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NIM	Performance Overview and Holding Summaries as of
March 31, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	95.9%
Common Stocks	3.1%
Asset-Backed Securities	0.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Portfolio Credit Quality
(% of total fixed income securities)
U.S. Guaranteed	8.3%
AAA	4.8%
AA	25.2%
A	26.8%
BBB	18.2%
BB or Lower	6.9%
N/R (not rated)	9.8%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	15.9%
Tax Obligation/Limited	13.6%
Utilities	13.5%
Tax Obligation/General	13.1%
Health Care	12.1%
U.S. Guaranteed	8.0%
Housing/Single Family	6.9%
Common Stocks	3.1%
Asset-Backed Securities	0.3%
Other	13.5%
Total	100%

States and Territories[1]
(% of total municipal bonds)
Illinois	13.3%
California	8.3%
New Jersey	7.4%
Ohio	5.6%
Texas	5.4%
Pennsylvania	5.3%
New York	4.8%
Arizona	3.6%
Florida	3.5%
Louisiana	3.4%
Wisconsin	2.9%
Puerto Rico	2.5%
Georgia	2.3%
Kentucky	2.1%
Michigan	2.0%
Alabama	1.8%
Colorado	1.7%
Virginia	1.7%
Washington	1.7%
Oklahoma	1.7%
Other	19.0%
Total	100%

1 See Portfolio of Investments for the states comprising “Other” and not listed in the States and Territories above.

NXP	Nuveen Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of
March 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
NXP at Common Share NAV	(4.24)%	3.71%	4.26%
NXP at Common Share Price	(14.16)%	4.24%	3.92%
S&P Municipal Bond Index	(3.61)%	2.57%	2.99%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NXP	Performance Overview and Holding Summaries as of
March 31, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.1%
Common Stocks	0.8%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Portfolio Credit Quality
(% of total municipal bonds)
U.S. Guaranteed	15.5%
AAA	3.1%
AA	35.7%
A	24.1%
BBB	13.0%
BB or Lower	2.3%
N/R (not rated)	6.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.4%
Tax Obligation/General	19.4%
Transportation	16.1%
U.S. Guaranteed	15.3%
Health Care	8.9%
Education and Civic Organizations	7.1%
Common Stocks	0.8%
Other	6.0%
Total	100%

States and Territories[1]
(% of total municipal bonds)
California	19.1%
Illinois	9.5%
Texas	7.4%
Colorado	6.3%
New Jersey	6.2%
Connecticut	5.8%
Massachusetts	5.0%
Washington	4.2%
Arizona	3.8%
Oregon	3.0%
Florida	2.9%
District of Columbia	2.7%
New York	2.7%
Indiana	2.3%
Other	19.1%
Total	100%

1 See Portfolio of Investments for the states comprising “Other” and not listed in the States and Territories above.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Select Maturities Municipal Fund and Nuveen Select Tax-Free Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Select Maturities Municipal Fund and Nuveen Select Tax-Free Income Portfolio (the Funds), including the portfolios of investments, as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

May 26, 2022

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.3%
	MUNICIPAL BONDS – 95.9%
	National – 0.1%
$ 69	Freddie Mac Multi-Family ML Certificates, Series ML 08, Series 2021, 1.877%, 7/25/37	No Opt. Call	AA+	$ 60,807
	Alabama – 1.7%
85	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A,	7/28 at 100.00	Aa3	88,319
	4.000%, 7/01/37
215	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series	9/23 at 100.31	A2	220,392
	2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)
565	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%,	4/22 at 100.52	Aa2	568,791
	8/01/47 (Mandatory Put 7/01/22)
625	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds,	No Opt. Call	A1	633,094
	Alabama Power Company Barry Plan, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23)
100	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	103,247
	Spring Hill College Project, Series 2015, 5.000%, 4/15/27
135	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds,	No Opt. Call	BBB	130,000
	International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34
	(Mandatory Put 6/16/25)
260	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2,	3/24 at 100.29	A1	268,099
	Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)
200	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	196,080
	Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A
2,185	Total Alabama			2,208,022
	Alaska – 0.4%
370	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2020A-II,	6/29 at 100.00	AA+	322,995
	2.000%, 12/01/35
100	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2022A-II,	12/30 at 100.00	N/R	85,597
	2.350%, 12/01/39
150	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, Series 2022B-1,	12/30 at 100.00	N/R	130,790
	2.150%, 6/01/36
110	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/31 at 30.73	N/R	14,201
	Bonds, Series 2021B-2 Class 2, 0.000%, 6/01/66
730	Total Alaska			553,583
	Arizona – 3.4%
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	428,579
685	5.000%, 7/01/26	7/22 at 100.00	A1	690,617
685	5.000%, 7/01/27	7/22 at 100.00	A1	690,466
120	Arizona State, Certificates of Participation, Refunding Series 2019A, 5.000%, 10/01/27 (ETM)	No Opt. Call	Aa2 (4)	138,010
600	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	602,658
	Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)
135	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	136,139
	Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)
375	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	6/24 at 100.00	A+	396,694
	Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)
115	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	3/23 at 100.00	A–	117,088
	Power Company Project, Series 2013A, 4.000%, 9/01/29

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
$ 245	5.000%, 12/01/32	No Opt. Call	A3	$ 283,835
730	5.000%, 12/01/37	No Opt. Call	A3	865,809
4,115	Total Arizona			4,349,895
	Arkansas – 0.1%
165	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care,	3/27 at 100.00	BBB+	185,816
	Refunding Series 2020B-2, 5.000%, 9/01/44 (Mandatory Put 9/01/27)
	California – 7.9%
100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	10/25 at 100.00	AA	101,201
	Term Rate Series 2018A, 2.625%, 4/01/45 (Mandatory Put 4/01/26)
95	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	No Opt. Call	A	109,101
	Los Angeles County Securitization Corporation, Series 2020A, 5.000%, 6/01/30
390	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital,	2/27 at 100.00	AA	410,592
	Series 2017, 3.750%, 2/01/32
	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph
	Health, Term Rate Series 2019C:
10	5.000%, 10/01/39 (Pre-refunded 10/01/25)	No Opt. Call	N/R (4)	10,966
15	5.000%, 10/01/39 (Mandatory Put 10/01/25)	10/25 at 100.00	N/R	16,444
135	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	143,181
	2019-2, 4.000%, 3/20/33
100	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB	99,602
	2021-3, 3.250%, 8/20/36
275	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace	7/26 at 100.00	BB	295,603
	Academy Project, Series 2016A, 5.000%, 7/01/31, 144A
1,040	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	AA	1,041,009
	Series 2018A, 3.250%, 12/31/32 – AGM Insured (AMT)
105	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	107,342
	Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)
290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	A–	298,120
	Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (AMT)
205	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	A–	208,692
	Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	161,968
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/29
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2018A:
710	5.000%, 12/01/27, 144A	No Opt. Call	BB	789,378
30	5.000%, 12/01/33, 144A	6/28 at 100.00	BB	33,998
160	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	No Opt. Call	AA–	188,533
	Permanente, Series 2009C-3, 5.000%, 4/01/45 (Mandatory Put 11/01/29)
260	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente	No Opt. Call	AA–	306,366
	System, Variable Rate Demand Obligation Series 2003D, 5.000%, 5/01/33
	(Mandatory Put 11/01/29)
100	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/32 at 100.00	N/R	80,323
	Monterrey Station Apartments, Senior Lien Series 2021A-1, 3.000%, 7/01/43, 144A
100	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	12/31 at 100.00	N/R	84,119
	Pasadena Portfolio Social Bond, Series 2021A-1, 2.650%, 12/01/46, 144A
250	Delano, California, Certificates of Participation, Delano Regional Medical Center,	1/23 at 100.00	N/R (4)	255,935
	Series 2012, 5.000%, 1/01/24 (Pre-refunded 1/01/23)
120	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	12/31 at 27.75	N/R	14,647
	Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 150	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	BB (4)	$ 150,617
	Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36 (Pre-refunded 6/01/22)
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon	9/24 at 100.00	N/R	105,102
	Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/32
155	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities	5/22 at 100.00	AA	155,251
	District 90-2, Series 2007A, 4.500%, 10/01/24– AGM Insured
1,000	Mount San Antonio Community College District, Los Angeles County, California, General	2/28 at 100.00	Aa1	1,111,120
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (5)
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	No Opt. Call	AA	1,820,420
	8/01/25– AGC Insured
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	A (4)	36,633
	Series 2013A, 5.750%, 6/01/44 (Pre-refunded 6/01/23)
80	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds,	11/26 at 100.00	A–	76,958
	Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding	No Opt. Call	AAA	1,249,780
	Series 2011, 0.000%, 8/01/37
415	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	A– (4)	448,594
	Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29 (Pre-refunded 1/15/25)
215	Washington Township Health Care District, California, Revenue Bonds, Refunding Series	No Opt. Call	Baa2	233,681
	2015A, 5.000%, 7/01/25
10,790	Total California			10,145,276
	Colorado – 1.7%
750	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017,	12/27 at 100.00	A–	799,343
	4.000%, 6/30/30 (AMT)
110	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	2/26 at 100.00	BBB+	119,981
	Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)
265	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/26 at 100.00	Baa1	248,300
	Series 2016, 3.125%, 9/01/42
10	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	No Opt. Call	AA–	11,025
	Refunding Series 2019A, 5.000%, 1/01/26
35	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/24 at 100.00	AA–	37,105
	Leavenworth Health Services Corporation, Series 2013A, 5.500%, 1/01/35
100	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series	5/30 at 100.00	AAA	82,168
	2021H, 2.000%, 5/01/42
100	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado	12/23 at 103.00	N/R	105,372
	Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
335	0.000%, 9/01/29– NPFG Insured	No Opt. Call	A	274,623
330	0.000%, 9/01/33– NPFG Insured	No Opt. Call	A	235,052
100	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit	No Opt. Call	A–	114,334
	Partners Eagle P3 Project, Series 2020A, 5.000%, 1/15/31
100	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds,	No Opt. Call	Ba1	100,232
	Series 2017A-1, 3.500%, 12/01/27
2,235	Total Colorado			2,127,535
	Connecticut – 1.0%
370	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	1/30 at 100.00	A+	393,014
	HealthCare Issue, Series 2020A, 4.000%, 7/01/36
50	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	No Opt. Call	BBB+	53,690
	Hospital, Series 2021L-1, 4.000%, 7/01/28

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	No Opt. Call	AAA	$ 98,732
	Series 2016A-2, 2.000%, 7/01/42 (Mandatory Put 7/01/26)
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	No Opt. Call	AAA	196,622
	Series 2017B-2, 0.550%, 7/01/37 (Mandatory Put 7/03/23)
160	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	159,440
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
90	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series	5/30 at 100.00	AAA	75,265
	2020E-3, 1.850%, 5/15/38
90	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	Aa3	91,020
120	Connecticut State, General Obligation Bonds, Series 2018C, 5.000%, 6/15/22	No Opt. Call	Aa3	120,971
20	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23	No Opt. Call	Aa3	20,707
1,200	Total Connecticut			1,209,461
	Delaware – 0.3%
210	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, NRG Energy	10/25 at 100.00	BBB–	198,536
	Project, Refunding Series 2020A, 1.250%, 10/01/45 (Mandatory Put 10/01/25)
170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series	7/23 at 100.00	AA– (4)	176,764
	2013, 5.000%, 7/01/28 (Pre-refunded 7/01/23)
380	Total Delaware			375,300
	District of Columbia – 0.6%
120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB–	121,350
	Properties LLC Issue, Series 2013, 5.000%, 10/01/30
355	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	375,881
	Bonds, Series 2001, 6.500%, 5/15/33
60	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding	10/26 at 100.00	Aa3	62,916
	Series 2016A, 4.000%, 10/01/35 (AMT)
125	Washington Metropolitan Area Transit Authority, Dedicated Revenue Bonds, Green Series	7/31 at 100.00	AA	138,674
	2021A, 4.000%, 7/15/34
660	Total District of Columbia			698,821
	Florida – 3.3%
80	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds,	6/26 at 100.00	A	88,013
	Shands Teaching Hospital & Clinics, Inc. at the University of Florida Project, Refunding
	Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)
220	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas	No Opt. Call	AA	229,720
	Series 2017, 3.000%, 9/01/28– AGM Insured
400	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds,	12/24 at 100.00	AA	431,376
	Series 2015A-1, 5.000%, 6/01/25
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges
	University, Refunding Series 2013:
25	4.750%, 11/01/23 (ETM)	No Opt. Call	N/R (4)	25,775
370	6.000%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	393,402
300	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	1/24 at 107.00	N/R	316,953
	Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, 144A (AMT)
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
425	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	5/22 at 102.00	N/R	427,099
665	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	5/22 at 103.00	N/R	666,649
575	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	5/22 at 103.00	N/R	576,064
60	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2,	1/28 at 100.00	Aaa	61,177
	3.750%, 7/01/33
100	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Social Series	7/30 at 100.00	Aaa	83,365
	2021-2, 2.050%, 7/01/41

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 15	JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2020A,	No Opt. Call	AA	$ 17,093
	5.000%, 10/01/27
90	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	12/24 at 100.00	N/R (4)	97,060
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31 (Pre-refunded 12/01/24)
100	Pompano Beach, Florida, Revenue Bonds, John Knox Village of Florida Incorporated	No Opt. Call	N/R	91,002
	Project, Series 2021B-1, 2.000%, 1/01/29
50	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt	9/30 at 86.77	A+	32,611
	Cancer Center Project, Series 2020A, 0.000%, 9/01/34
	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project,
	Refunding & Capital Improvement Series 2012A:
160	5.000%, 9/01/22	No Opt. Call	A+	162,480
350	5.000%, 9/01/23 (Pre-refunded 9/01/22)	9/22 at 100.00	A+ (4)	355,498
185	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	A+ (4)	187,906
4,170	Total Florida			4,243,243
	Georgia – 2.2%
30	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995,	No Opt. Call	N/R (4)	30,409
	5.200%, 8/01/25 – NPFG Insured (Pre-refunded 8/01/22)
250	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2020A,	6/29 at 100.00	AAA	242,493
	2.600%, 12/01/32
1,000	Georgia State, General Obligation Bonds, Series 2021A, 5.000%, 7/01/27	No Opt. Call	AAA	1,150,020
265	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%,	9/24 at 100.43	Aa2	276,583
	8/01/49 (Mandatory Put 12/02/24)
100	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2022C, 4.000%,	5/27 at 100.81	N/R	102,624
	8/01/52 (Mandatory Put 11/01/27), 144A
40	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	No Opt. Call	AA	43,972
	Series 2020B, 5.000%, 9/01/25
900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	914,805
	Refunding Series 2012C, 5.250%, 10/01/23
2,585	Total Georgia			2,760,906
	Guam – 0.2%
	Guam A.B. Won Pat International Airport Authority, Revenue Bonds, Series 2013C:
80	6.375%, 10/01/43 (Pre-refunded 10/01/23) (AMT)	10/23 at 100.00	Baa2 (4)	85,263
70	6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	73,637
140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A– (4)	146,249
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
290	Total Guam			305,149
	Hawaii – 1.4%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	207,330
	University, Series 2013A, 6.250%, 7/01/27
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian	No Opt. Call	A–	1,010,430
	Electric Company, Inc. and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)
20	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	AA–	21,666
	Systems, Series 2015A, 5.000%, 7/01/29
510	HAWAIIAN ELECTRIC COMPANY INC. and Its Subsidiaries, Special Purpose Revenue Bonds,	No Opt. Call	A–	516,921
	Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)
1,730	Total Hawaii			1,756,347
	Idaho – 0.5%
475	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project,	No Opt. Call	BBB–	482,918
	Refunding Series 2016, 2.750%, 10/01/24

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho (continued)
$ 170	Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment	12/26 at 103.00	N/R	$ 141,813
	Bonds, Series 2021, 3.750%, 9/01/51, 144A
645	Total Idaho			624,731
	Illinois – 12.8%
	Bolingbrook, Will and DuPage Counties, Illinois, General Obligation Bonds, Refunding
	Series 2013A:
170	0.000%, 1/01/30 (Pre-refunded 7/01/23)	7/23 at 72.73	A2 (4)	120,892
110	0.000%, 1/01/32 (Pre-refunded 7/01/23)	7/23 at 65.29	A2 (4)	70,221
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
10	2.150%, 3/01/23– BAM Insured	No Opt. Call	AA	10,029
10	2.350%, 3/01/24– BAM Insured	No Opt. Call	AA	10,039
25	2.700%, 3/01/26– BAM Insured	3/25 at 100.00	AA	25,237
25	2.900%, 3/01/28– BAM Insured	3/25 at 100.00	AA	25,288
65	3.050%, 3/01/30– BAM Insured	3/25 at 100.00	AA	65,870
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
15	2.150%, 3/01/23– BAM Insured	No Opt. Call	AA	15,043
15	2.350%, 3/01/24– BAM Insured	No Opt. Call	AA	15,058
25	2.700%, 3/01/26– BAM Insured	3/25 at 100.00	AA	25,238
35	2.900%, 3/01/28– BAM Insured	3/25 at 100.00	AA	35,404
40	3.050%, 3/01/30– BAM Insured	3/25 at 100.00	AA	40,536
1,215	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	1,354,446
	Series 2016, 6.000%, 4/01/46
750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	886,395
	Refunding Series 2017B, 6.750%, 12/01/30, 144A
290	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	314,618
	Refunding Series 2017C, 5.000%, 12/01/30
200	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	216,228
	Refunding Series 2017D, 5.000%, 12/01/31
300	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	318,060
	Refunding Series 2018C, 5.000%, 12/01/24
310	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,	1/25 at 100.00	A	328,860
	Refunding Senior Lien Series 2015A, 5.000%, 1/01/33 (AMT)
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
60	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (4)	61,510
140	5.000%, 1/01/23 (ETM)	No Opt. Call	BBB+ (4)	143,522
225	5.000%, 1/01/24	No Opt. Call	BBB+	234,841
190	5.000%, 1/01/25	No Opt. Call	BBB+	201,879
180	5.000%, 1/01/26	No Opt. Call	BBB+	193,590
55	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A, 4.000%, 11/15/39	11/30 at 100.00	AA–	58,778
590	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017,	3/26 at 100.00	AA	607,995
	3.300%, 3/01/28– BAM Insured
215	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding	No Opt. Call	AA	233,133
	Series 2008A-2, 4.000%, 11/01/30
1,850	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,	No Opt. Call	AA+	1,917,617
	Series 2016C, 4.000%, 2/15/24
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%,	9/22 at 100.00	AA+ (4)	462,052
	9/01/27 (Pre-refunded 9/01/22)
560	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 4.625%,	9/24 at 100.00	AA+ (4)	595,196
	9/01/39 (Pre-refunded 9/01/24)
295	Illinois Housing Development Authority, Revenue Bonds, Green Series 2021B,	4/30 at 100.00	Aaa	243,281
	2.150%, 10/01/41

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, February Series 2014:
$ 320	5.000%, 2/01/24	No Opt. Call	BBB	$ 335,578
400	5.000%, 2/01/25	2/24 at 100.00	BBB	420,988
325	5.000%, 2/01/26	2/24 at 100.00	BBB	342,647
100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/28	11/27 at 100.00	BBB	110,411
400	Illinois State, General Obligation Bonds, Refunding September Series 2018B,	10/28 at 100.00	BBB	439,304
	5.000%, 10/01/32
1,000	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/22	No Opt. Call	BBB	1,011,270
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	BBB	294,288
240	5.500%, 7/01/26	7/23 at 100.00	BBB	252,247
520	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien	1/26 at 100.00	AA–	568,989
	Series 2016A, 5.000%, 12/01/31
450	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien	No Opt. Call	AA–	496,984
	Series 2018A, 5.000%, 1/01/26
460	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	AA–	501,267
	5.000%, 1/01/37
25	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/30 at 100.00	BBB+	27,092
	Bonds, Series 2020B, 5.000%, 6/15/42
	North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19,
	Refunding Series 2019:
365	4.000%, 2/01/28– BAM Insured	No Opt. Call	AA	396,160
200	4.000%, 2/01/29– BAM Insured	2/28 at 100.00	AA	218,110
395	4.000%, 2/01/30– BAM Insured	2/28 at 100.00	AA	428,172
255	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	274,770
	Series 2017, 5.000%, 6/01/25
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial
	Group, Inc., Series 2013:
50	7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	54,144
95	7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	102,874
200	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	217,734
	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
255	5.000%, 3/01/33	3/25 at 100.00	A	273,268
160	5.000%, 3/01/34– AGM Insured	3/25 at 100.00	AA	170,906
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue	No Opt. Call	A	507,040
	Source, Series 2012, 4.000%, 11/01/22
15,420	Total Illinois			16,275,099
	Indiana – 1.2%
80	Indiana Finance Authority, Environmental Facilities Revenue Bonds, Indianapolis Power & Light	No Opt. Call	A2	73,635
	Company Project, Refunding Series 2020A, 0.950%, 12/01/38 (Mandatory Put 4/01/26) (AMT)
10	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	No Opt. Call	AA	10,749
	Series 2014A, 5.000%, 10/01/24
30	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue	7/30 at 100.00	Aaa	24,933
	Bonds, Series 2021A, 2.050%, 7/01/41
350	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue	7/30 at 100.00	Aaa	296,881
	Bonds, Social PAC Series 2021B, 2.125%, 7/01/41
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series	10/24 at 100.00	A+	150,102
	2014A, 5.000%, 10/01/31
250	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds,	8/24 at 100.00	A	266,390
	Refunding Series 2014, 5.000%, 2/01/29
100	Whiting, Indiana, Environmental Facilities Refunding Revenue Bonds, BP Products North	No Opt. Call	A2	109,670
	America Inc. Project, Refunding Series 2019A, 5.000%, 12/01/44 (Mandatory Put 6/05/26) (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 600	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc.	No Opt. Call	A2	$ 610,920
	Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)
1,560	Total Indiana			1,543,280
	Iowa – 0.4%
200	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	BB–	207,152
	Company Project, Series 2013, 5.250%, 12/01/25
220	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	229,486
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
100	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Social Series 2021B,	7/30 at 100.00	AAA	83,961
	2.200%, 7/01/41
520	Total Iowa			520,599
	Kansas – 0.7%
500	Kansas Development Finance Authority, Hospital Revenue Bonds, Advent Health Obligated	No Opt. Call	AA	576,845
	Group, Series 2021B, 5.000%, 11/15/54 (Mandatory Put 11/15/28)
100	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	9/22 at 100.00	A (4)	101,571
	Improvement Series 2012B, 5.000%, 9/01/37 (Pre-refunded 9/01/22)
150	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	No Opt. Call	A	152,339
	Refunding & Improvement Series 2014A, 5.000%, 9/01/22
750	Total Kansas			830,755
	Kentucky – 2.0%
30	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a	2/30 at 100.00	BBB+	31,705
	King’s Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/36
175	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities	6/31 at 100.00	A1	154,634
	Company Project, Series 2008A, 2.000%, 2/01/32 (AMT)
320	Henderson, Kentucky, Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2022B,	No Opt. Call	N/R	322,131
	3.700%, 1/01/32 (AMT) (WI/DD, Settling 4/07/22)
550	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	Baa2	611,242
	Health, Refunding Series 2017A, 5.000%, 6/01/31
225	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%,	1/24 at 100.37	A2	231,741
	4/01/48 (Mandatory Put 4/01/24)
385	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%,	10/24 at 100.24	A2	399,514
	1/01/49 (Mandatory Put 1/01/25)
125	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%,	3/25 at 100.19	A1	129,748
	12/01/49 (Mandatory Put 6/01/25)
115	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%,	11/27 at 100.47	A1	121,588
	2/01/50 (Mandatory Put 2/01/28)
500	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric	No Opt. Call	A1	457,945
	Company Project, Series 2016A, 1.300%, 9/01/44 (Mandatory Put 9/01/27) (AMT)
25	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community	No Opt. Call	A+ (4)	25,467
	Hospital Corporation, Refunding Series 2013, 5.000%, 4/01/23 (ETM)
25	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community	No Opt. Call	AA–	29,043
	Hospital Corporation, Refunding Series 2021A, 5.000%, 4/01/29
2,475	Total Kentucky			2,514,758
	Louisiana – 3.2%
200	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake	12/29 at 100.00	BB	217,116
	Charles Memorial Hospital, Refunding Series 2019, 5.000%, 12/01/39
30	Louisiana Housing Corporation, Single Family Mortgage Revenue Bonds, Home Ownership	6/30 at 100.00	N/R	25,564
	Program, Series 2021D, 2.350%, 12/01/41
1,185	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/27 at 100.00	BBB	1,202,384
	Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 150	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/27 at 100.00	A	$ 168,410
	Project, Refunding Series 2017, 5.000%, 5/15/30
165	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A	181,918
	Refunding Series 2016, 5.000%, 5/15/29
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
525	5.000%, 5/15/22	No Opt. Call	A	527,363
415	5.000%, 5/15/24	No Opt. Call	A	439,203
30	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	31,194
	2013A, 5.000%, 7/01/29
140	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/25	No Opt. Call	A+	154,008
100	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A (4)	109,027
	(Pre-refunded 6/01/25)
590	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project,	No Opt. Call	BBB	591,988
	Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)
105	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series	No Opt. Call	BB–	124,223
	2010B, 6.100%, 12/01/40 (Mandatory Put 6/01/30), 144A
100	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB–	96,833
	Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)
	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B:
70	5.000%, 12/01/31– AGM Insured	12/28 at 100.00	AA	80,555
165	4.000%, 12/01/33– AGM Insured	12/28 at 100.00	AA	177,043
3,970	Total Louisiana			4,126,829
	Maine – 0.4%
100	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineHealth	7/30 at 100.00	A+	107,350
	Issue, Series 2020A, 4.000%, 7/01/40
105	Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2021A,	5/30 at 100.00	AA+	87,019
	2.050%, 11/15/41
100	Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2022A,	11/30 at 100.00	N/R	84,917
	2.400%, 11/15/41
55	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D,	5/29 at 100.00	AA+	49,893
	2.550%, 11/15/40
140	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series	11/30 at 100.00	AA+	115,522
	2021C, 2.150%, 11/15/41
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	35,316
535	Total Maine			480,017
	Maryland – 0.9%
335	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	CCC	341,452
	5.000%, 9/01/30
180	Maryland Community Development Administration Department of Housing and Community	3/29 at 100.00	Aa1	171,488
	Development, Residential Revenue Bonds, Series 2019C, 2.700%, 9/01/34
220	Maryland Community Development Administration Department of Housing and Community	3/30 at 100.00	Aa1	179,456
	Development, Residential Revenue Bonds, Series 2021A, 1.950%, 9/01/41
175	Maryland Community Development Administration Department of Housing and Community	3/30 at 100.00	Aa1	142,079
	Development, Residential Revenue Bonds, Series 2021B, 2.100%, 9/01/41
400	Maryland Community Development Administration Department of Housing and Community	9/30 at 100.00	N/R	347,048
	Development, Residential Revenue Bonds, Series 2021C, 2.450%, 9/01/41
1,310	Total Maryland			1,181,523

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 0.8%
$ 200	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,	7/24 at 100.00	B–	$ 197,538
	Series 2014A, 5.000%, 7/01/27
100	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the	10/22 at 105.00	BB+	105,795
	Charles, Inc. Issue, Series 2017, 4.000%, 10/01/32, 144A
120	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB	135,803
	2019A, 5.000%, 6/01/39
60	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	68,904
	2018J-2, 5.000%, 7/01/33
100	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/30 at 100.00	BB+	113,539
	Issue, Series 2020G, 5.000%, 7/15/36, 144A
35	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System	7/31 at 100.00	A–	41,601
	Obligated Group Issue, Series 2021G, 5.000%, 7/01/37
115	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series	6/29 at 100.00	AA+	109,647
	2019-214, 2.800%, 12/01/39
70	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series	6/30 at 100.00	AA+	58,461
	2020-220, 2.125%, 12/01/40
65	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series	6/30 at 100.00	AA+	54,415
	2021-221, 2.200%, 12/01/41
65	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series	12/30 at 100.00	N/R	56,994
	2021-223, 2.350%, 6/01/39
100	Massachusetts State, General Obligation Bonds, Refunding Series 2020A, 5.000%, 6/01/44	No Opt. Call	Aa1	103,740
	(Mandatory Put 6/01/23)
1,030	Total Massachusetts			1,046,437
	Michigan – 1.9%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Bonds, Development Area	No Opt. Call	BB+	381,592
	1 Projects, Refunding Series 1996B, 0.000%, 7/01/23
165	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A+	187,206
	5.500%, 7/01/29– NPFG Insured
150	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/25 at 100.00	A+	162,300
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C,
	5.000%, 7/01/34
50	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A,	10/27 at 100.00	AA	51,312
	3.800%, 10/01/38
270	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2021A,	10/30 at 100.00	AA	226,492
	2.250%, 10/01/41
255	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series	12/28 at 100.00	AA+	243,923
	2019B, 2.700%, 12/01/34
360	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series	6/30 at 100.00	AA+	326,653
	2020C, 2.600%, 12/01/40
125	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Social	12/30 at 100.00	AA+	103,747
	Series 2021A, 2.150%, 12/01/41
25	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Graphic Packaging	No Opt. Call	BB	26,183
	International, LLC Coated Recycled Board Machine Project, Green Series 2021, 4.000%, 10/01/61
	(Mandatory Put 10/01/26) (AMT)
705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A1	760,561
	County Airport, Refunding Series 2015F, 5.000%, 12/01/33 (AMT)
2,505	Total Michigan			2,469,969
	Minnesota – 0.6%
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
135	4.250%, 2/15/43	2/28 at 100.00	A–	145,033
10	4.250%, 2/15/48	2/28 at 100.00	A–	10,681

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 84	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed	7/26 at 100.00	Aaa	$ 84,243
	Securities Program, Series 2017E, 2.850%, 6/01/47
105	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E,	7/29 at 100.00	AA+	93,998
	2.500%, 7/01/40
70	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I,	1/30 at 100.00	AA+	58,314
	2.000%, 7/01/40
100	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2021D,	7/30 at 100.00	AA+	85,895
	2.200%, 7/01/41
115	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2021H,	1/31 at 100.00	N/R	98,251
	2.350%, 7/01/41
200	White Bear Lake Independent School District 624, Ramsey County, Minnesota, General	2/27 at 100.00	AAA	194,706
	Obligation Bonds, Facilities Maintenance Series 2021A, 2.000%, 2/01/28
819	Total Minnesota			771,121
	Mississippi – 0.2%
130	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power,	3/24 at 100.00	A–	132,418
	Series 2002, 3.200%, 9/01/28
100	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc.	4/22 at 100.00	BBB+	100,000
	Project, Refunding Series 2019, 2.500%, 4/01/22
30	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2021A,	6/30 at 100.00	Aaa	24,536
	2.000%, 12/01/40
45	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A, 5.000%, 10/15/23	No Opt. Call	A+	46,968
305	Total Mississippi			303,922
	Missouri – 0.2%
100	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	99,873
	Shoppes Redevelopment Project, Refunding Series 2017A, 4.000%, 11/01/26
100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	103,709
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
30	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	11/23 at 100.00	BBB	30,981
	Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32
60	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First	5/30 at 100.00	AA+	48,544
	Place Homeownership Loan Program, Series 2021B, 2.000%, 11/01/41
290	Total Missouri			283,107
	Montana – 0.4%
260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th	1/23 at 100.00	N/R	262,831
	Street, Series 2013A, 5.000%, 7/01/33
325	Forsyth, Montana Pollution Control Revenue Bonds, Portland General Electric Company	3/30 at 102.00	A1	287,554
	Project, Refunding Series 1998A, 2.125%, 5/01/33
25	Montana Board of Housing, Single Family Mortgage Bonds, Series 2021B, 2.000%, 12/01/41	12/30 at 100.00	AA+	20,212
610	Total Montana			570,597
	Nebraska – 0.9%
100	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A,	10/23 at 100.43	A2	104,021
	5.000%, 3/01/50 (Mandatory Put 1/01/24)
120	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public	6/22 at 100.00	AA– (4)	120,735
	Schools Refunding Series 2012, 4.000%, 6/15/23 (Pre-refunded 6/15/22)
75	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	3/29 at 100.00	AA+	71,059
	2019D, 2.600%, 9/01/34
515	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	3/29 at 100.00	AA+	488,596
	2020A, 2.300%, 9/01/32

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 230	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	9/30 at 100.00	AA+	$ 194,674
	2021C, 2.300%, 9/01/41
100	Sarpy County, Nebraska, Limited Tax Highway Allocation Fund Pledge Bonds, Series 2021,	6/26 at 100.00	Aaa	99,241
	2.000%, 6/01/27
140	Saunders County School District 1, Ashland-Greenwood, Nebraska, General Obligation	12/30 at 100.00	A+	95,330
	Bonds, Series 2021, 2.000%, 12/15/50
1,280	Total Nebraska			1,173,656
	Nevada – 0.5%
200	Clark County, Nevada, General Obligation Bonds, Refunding Flood Control Series 2014,	11/24 at 100.00	AA+ (4)	210,240
	4.000%, 11/01/33 (Pre-refunded 11/01/24)
65	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series	7/27 at 100.00	Aa3	68,669
	2017B, 4.000%, 7/01/34
35	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence,	No Opt. Call	N/R	35,156
	Refunding Series 2013, 5.000%, 6/01/22
100	Nevada Housing Division, Single Family Housing Mortgage Revenue Bonds, Refunding Series	10/30 at 100.00	AA+	83,815
	2021A, 2.200%, 10/01/41
65	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at	No Opt. Call	Ba2	63,274
	Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A
200	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power	No Opt. Call	A+	200,372
	Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory Put 6/01/22)
665	Total Nevada			661,526
	New Hampshire – 0.5%
252	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A,	No Opt. Call	BBB	269,390
	4.125%, 1/20/34
215	National Finance Authority, New Hampshire, Pollution Control Revenue Bonds, New York	No Opt. Call	N/R	224,712
	State Electric & Gas Corporation Project, Refunding Series 2022A, 4.000%, 12/01/28 (AMT)
115	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water	1/26 at 100.00	N/R (4)	123,403
	Works Inc. Project , Series 2015A., 4.250%, 1/01/36 (Pre-refunded 1/01/26) (AMT)
582	Total New Hampshire			617,505
	New Jersey – 7.1%
535	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/24 at 100.00	BBB+	562,231
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/30
180	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	186,975
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
375	5.000%, 6/15/22 (ETM)	No Opt. Call	BBB (4)	377,992
375	5.000%, 6/15/23 (Pre-refunded 6/15/22)	6/22 at 100.00	BBB (4)	377,992
210	5.000%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 100.00	BBB (4)	211,676
510	5.000%, 6/15/25 (Pre-refunded 6/15/22)	6/22 at 100.00	BBB (4)	514,070
150	5.000%, 6/15/26 (Pre-refunded 6/15/22)	6/22 at 100.00	BBB (4)	151,197
125	4.250%, 6/15/27 (Pre-refunded 6/15/22)	6/22 at 100.00	BBB (4)	125,814
300	5.000%, 6/15/28 (Pre-refunded 6/15/22)	6/22 at 100.00	BBB (4)	302,394
220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	A2	229,669
	Replacement Project, Series 2013, 5.000%, 1/01/28 (AMT)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	6/25 at 100.00	Baa1	1,077,080
	Refunding Series 2015XX, 5.000%, 6/15/27
125	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	12/29 at 100.00	A+	120,989
	Jersey-American Water Company Inc. Project, Refunding Series 2019A, 2.200%, 10/01/39
	(Mandatory Put 12/03/29) (AMT)
100	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	No Opt. Call	A+	89,107
	Jersey-American Water Company Inc. Project, Refunding Series 2020D, 1.100%, 11/01/29
	(Mandatory Put 12/01/27) (AMT)

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 520	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/26 at 100.00	Aaa	$ 523,281
	Senior Lien Series 2017-1A, 3.750%, 12/01/31 (AMT)
	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A:
155	5.000%, 6/01/29	No Opt. Call	A3	178,531
15	4.000%, 6/01/32	No Opt. Call	A3	16,433
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	847,962
	Appreciation Series 2010A, 0.000%, 12/15/33
1,590	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	1,664,364
	2010D, 5.000%, 12/15/23
175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	Baa1	179,454
	2019AA, 3.750%, 6/15/33
150	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2020D, 5.000%, 1/01/28	No Opt. Call	A+	166,761
135	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	138,649
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
670	5.000%, 6/01/29	6/28 at 100.00	A	750,735
100	5.000%, 6/01/31	6/28 at 100.00	A–	111,223
170	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	No Opt. Call	BBB	170,252
	Bonds, Series 2018B, 3.200%, 6/01/27
9,165	Total New Jersey			9,074,831
	New Mexico – 0.4%
45	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1	1/29 at 100.00	Aaa	43,583
	Series 2019D, 2.800%, 7/01/34
100	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1	7/30 at 100.00	Aaa	84,465
	Series 2021C, 2.100%, 7/01/41
325	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding &	2/25 at 100.73	Aa2	349,541
	Acquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)
470	Total New Mexico			477,589
	New York – 4.6%
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue
	Bonds, Catholic Health System, Inc. Project, Series 2015:
210	5.000%, 7/01/23	No Opt. Call	BBB	215,708
205	5.000%, 7/01/24	No Opt. Call	BBB	212,146
120	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	116,098
	School, Series 2020B-1, 5.000%, 6/01/40, 144A
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	225,608
	Center Obligated Group, Series 2017, 5.000%, 12/01/28, 144A
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
240	0.000%, 6/01/22– AGM Insured	No Opt. Call	AA	239,578
170	0.000%, 6/01/24– AGM Insured	No Opt. Call	AA	162,075
295	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	296,230
	Anticipation Note Series 2019B-1, 5.000%, 5/15/22
375	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	380,209
	Anticipation Note Series 2019D-1, 5.000%, 9/01/22
155	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	158,791
	Anticipation Note Series 2020A-1, 5.000%, 2/01/23
120	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/30 at 100.00	A3	134,836
	Green Climate Certified Series 2020E, 5.000%, 11/15/33
230	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A3	234,423
	2012D, 5.000%, 11/15/29

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 60	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	$ 58,751
	Community Project, Series 2019, 5.000%, 1/01/40
105	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	5/22 at 100.00	AA+	101,955
	Bonds, Sustainable Neighborhood Series 2019A-3A, 1.125%, 5/01/60 (Mandatory Put 11/01/24)
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
25	4.000%, 1/01/32– AGM Insured	1/31 at 100.00	AA	27,095
100	3.000%, 1/01/33– AGM Insured	1/31 at 100.00	AA	97,230
350	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1,	No Opt. Call	AA	411,400
	5.000%, 8/01/29
100	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	11/27 at 100.00	Aa2	102,671
	Certified/Green Bond Series 2018I, 3.625%, 11/01/33
215	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	5/28 at 100.00	Aa2	201,380
	Certified/Sustainability Series 2019P, 2.600%, 11/01/34
215	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding	5/28 at 100.00	Aa2	218,337
	Series 2019C, 3.500%, 11/01/34
120	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223,	10/28 at 100.00	Aa1	112,715
	2.650%, 10/01/34
100	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225,	10/29 at 100.00	Aa1	86,029
	2.300%, 10/01/40
80	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 233,	4/30 at 100.00	Aa1	70,734
	2.200%, 4/01/36
245	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Social Series 239,	10/30 at 100.00	Aa1	214,074
	2.450%, 10/01/41
245	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Social Series 242,	4/31 at 100.00	N/R	233,754
	2.950%, 10/01/37
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
135	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	139,089
230	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	236,792
185	5.000%, 7/01/34 (AMT)	7/24 at 100.00	BBB	194,389
100	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	104,641
70	4.000%, 7/01/46– AGM Insured (AMT)	7/24 at 100.00	AA	71,729
500	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	524,245
60	New York Transportation Development Corporation, New York, Special Facility Revenue	No Opt. Call	BBB	61,253
	Refunding Bonds, Terminal One Group Association, L.P. Project, Series 2015, 5.000%,
	1/01/23 (AMT)
140	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase	No Opt. Call	N/R	133,760
	Senior Learning Community, Inc. Project, Accd Inv, Series 2021B-EFRB, 3.600%, 7/01/29
115	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase	No Opt. Call	N/R	110,125
	Senior Learning Community, Inc. Project, Accd Inv, Series 2021C-EFRB, 3.200%, 7/01/28, 144A
5,815	Total New York			5,887,850
	North Carolina – 1.4%
90	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust	1/29 at 100.00	AA+	82,657
	Agreement, Series 2020-43, 2.800%, 1/01/40
1,340	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C,	1/26 at 100.00	A	1,467,755
	5.000%, 1/01/29
250	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital	7/26 at 96.08	BBB	209,825
	Appreciation Series 2017C, 0.000%, 7/01/27
1,680	Total North Carolina			1,760,237

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota – 0.6%
$ 270	Horace, Cass County, North Dakota, General Obligation Bonds, Refunding Improvement	5/27 at 100.00	Baa2	$ 235,758
	Series 2021, 3.000%, 5/01/46
60	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C,	7/28 at 100.00	Aa1	59,641
	3.200%, 7/01/39
55	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020A,	7/29 at 100.00	Aa1	52,184
	2.700%, 7/01/35
100	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020B,	1/30 at 100.00	Aa1	86,845
	2.350%, 7/01/40
100	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2021A,	7/30 at 100.00	Aa1	85,051
	2.250%, 7/01/41
200	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series	No Opt. Call	BBB–	226,880
	2017C, 5.000%, 6/01/28
785	Total North Dakota			746,359
	Ohio – 5.4%
145	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,	5/22 at 100.00	AA– (4)	145,452
	Refunding and Improvement Series 2012A, 5.000%, 5/01/33 (Pre-refunded 5/01/22)
100	American Municipal Power Inc., Ohio, Fremont Energy Center Revenue Bonds, Refunding	2/31 at 100.00	A	118,500
	Series 2021A, 5.000%, 2/15/34
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
155	5.000%, 6/01/28	No Opt. Call	A	173,253
75	5.000%, 6/01/30	No Opt. Call	A	85,372
200	5.000%, 6/01/31	6/30 at 100.00	A–	226,834
130	5.000%, 6/01/32	6/30 at 100.00	A–	147,121
505	5.000%, 6/01/35	6/30 at 100.00	A–	569,297
100	5.000%, 6/01/36	6/30 at 100.00	A–	112,550
30	4.000%, 6/01/48	6/30 at 100.00	BBB+	30,123
100	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	104,139
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
150	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2019A, 5.000%, 4/01/27	No Opt. Call	AAA	170,872
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	487,022
	Project, Series 2013, 5.000%, 6/15/43
20	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	2/31 at 100.00	A+	18,578
	Obligated Group Project, Refunding & Improvement Series 2021, 3.000%, 8/01/40
35	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,	No Opt. Call	Aa3	35,636
	Series 2012C, 5.000%, 10/01/22
45	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	56
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/22
100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	125
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23
425	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	531
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
90	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	113
	Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)
130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	163
	FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (6)
335	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	331,814
	Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)
225	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	220,387
	Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)
350	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	342,825
	Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 100	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	10/24 at 100.00	BBB+	$ 100,250
	Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)
100	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	98,688
	Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)
45	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC	No Opt. Call	N/R	47,095
	Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)
25	Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds,	1/30 at 100.00	A3	27,551
	University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/37
120	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	9/28 at 100.00	Aaa	116,885
	Securities Program, Series 2019B, 3.000%, 9/01/39
80	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	3/29 at 100.00	Aaa	77,530
	Securities Program, Series 2020A, 2.750%, 9/01/40
25	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	9/29 at 100.00	Aaa	21,891
	Securities Program, Series 2020B, 2.250%, 9/01/40
2,450	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/31 at 100.00	Aa3	2,842,343
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 0.000%, 2/15/34 (5)
120	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	150
	Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/49 (6)
230	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	288
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
110	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	138
	Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33
220	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	275
	Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (6)
235	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	294
	Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33
110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	138
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (6)
100	Toledo-Lucas County Port Authority, Ohio, Development Revenue Bonds, Northwest Ohio Bond	5/28 at 100.00	N/R	83,495
	Fund, HB Magruder Memorial Hospital Project, Series 2021F, 2.250%, 11/15/36
85	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	88,578
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	5.375%, 3/01/27
8,080	Total Ohio			6,826,352
	Oklahoma – 1.6%
75	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue	No Opt. Call	A	82,540
	Bonds, Durant Public Schools Project, Refunding Series 2020, 4.000%, 12/01/28
115	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue	9/30 at 100.00	A	115,090
	Bonds, Durant Public Schools Project, Series 2020, 2.750%, 9/01/31
800	Caddo County Governmental Building Authority, Oklahoma, Sales Tax Revenue Bonds,	9/28 at 100.00	BBB+	809,064
	Refunding Series 2018, 3.625%, 9/01/33
100	Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease	5/31 at 100.00	N/R	110,278
	Revenue Bonds, Moore Norman Technology Center Project, Series 2021, 4.000%, 5/01/35
250	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease	12/27 at 100.00	A	283,680
	Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/31
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
220	5.000%, 8/15/28	No Opt. Call	Baa3	249,079
105	5.500%, 8/15/57	8/28 at 100.00	Baa3	113,842
45	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership	3/29 at 100.00	Aaa	44,782
	Loan Program, Series 2020A, 2.650%, 9/01/35

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$ 100	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds,	No Opt. Call	N/R	$ 111,180
	Broken Arrow Public Schools Project, Series 2021A, 4.000%, 9/01/31
125	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds,	3/29 at 100.00	A–	144,829
	Weatherford Public Schools Project, Series 2019, 5.000%, 3/01/31
1,935	Total Oklahoma			2,064,364
	Oregon – 1.1%
1,250	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 85.82	AA+	929,850
	Obligation Bonds, Deferred Interest Series 2017B, 0.000%, 6/15/31
25	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc.,	4/22 at 100.00	N/R	25,001
	Series 2020B-1, 3.250%, 11/15/25
95	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds,	7/30 at 100.00	Aa2	80,434
	Series 2021A, 2.250%, 7/01/41
360	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds,	No Opt. Call	A+	361,595
	Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)
1,730	Total Oregon			1,396,880
	Pennsylvania – 5.0%
100	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	No Opt. Call	AA	118,964
	Carnegie Mellon University, Series 2020A, 5.000%, 2/01/30
100	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	No Opt. Call	Ba3	110,314
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A
220	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	275
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (6)
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Tower Health Project, Series 2017:
115	5.000%, 11/01/29	11/27 at 100.00	BB–	121,931
145	4.000%, 11/01/32	11/27 at 100.00	BB–	145,229
115	3.750%, 11/01/42	11/27 at 100.00	BB–	101,077
330	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project,	8/29 at 101.50	BB–	349,308
	Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)
435	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds,	6/28 at 100.00	AA	456,646
	Master Settlement, Series 2018, 4.000%, 6/01/39– AGM Insured
105	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	8/26 at 100.00	AA–	117,346
	Geisinger Health System, Series 2020B, 5.000%, 4/01/43 (Mandatory Put 2/15/27)
205	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	10/29 at 100.00	AA–	239,887
	Geisinger Health System, Series 2020C, 5.000%, 4/01/43 (Mandatory Put 4/01/30)
240	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	A1	240,125
	Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29
	(Mandatory Put 9/01/22)
455	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	A1	455,200
	Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27
	(Mandatory Put 8/15/22)
175	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds,	12/29 at 100.00	A+	176,274
	Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39
	(Mandatory Put 12/03/29) (AMT)
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	6
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (6)
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	529,545
	Capitol Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	265,082
	Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26– AGM Insured
230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	No Opt. Call	BBB	247,558
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University,	11/22 at 100.00	BB+	$ 150,590
	Series 2012, 5.000%, 5/01/42
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	253,147
	2017-125A, 3.400%, 10/01/32 (AMT)
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/27 at 100.00	AA+	25,480
	2019-128A, 3.650%, 10/01/32 (AMT)
100	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	95,303
	2019-129, 2.950%, 10/01/34
150	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	135,617
	2020-132A, 2.300%, 10/01/35
160	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	136,744
	2020-133, 2.350%, 10/01/40
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate
	Second Series 2016B-2:
400	5.000%, 6/01/29	6/26 at 100.00	A3	441,064
855	5.000%, 6/01/35	6/26 at 100.00	A3	933,207
250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third	12/27 at 100.00	A3	281,427
	Series 2017, 5.000%, 12/01/32
85	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	87,444
	5.000%, 11/15/26
50	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	No Opt. Call	BB+	49,434
	Bonds, Marywood University, Series 2016, 3.375%, 6/01/26
155	Wilson School District, Berks County, Pennsylvania, General Obligation Bonds, Series	5/29 at 100.00	AA	173,395
	2021C, 4.000%, 5/15/30
6,355	Total Pennsylvania			6,437,619
	Puerto Rico – 2.4%
135	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	No Opt. Call	CCC	144,094
	6.125%, 7/01/24
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
215	5.250%, 7/01/24	7/22 at 100.00	CCC	217,062
120	4.250%, 7/01/25	7/22 at 100.00	CCC	120,863
260	5.000%, 7/01/33	7/22 at 100.00	CCC	262,338
135	5.125%, 7/01/37	7/22 at 100.00	CCC	136,254
65	5.250%, 7/01/42	7/22 at 100.00	CCC	65,623
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
282	0.000%, 7/01/27	No Opt. Call	N/R	241,668
354	0.000%, 7/01/29	7/28 at 98.64	N/R	282,644
634	0.000%, 7/01/31	7/28 at 91.88	N/R	470,060
352	0.000%, 7/01/33	7/28 at 86.06	N/R	240,603
251	4.500%, 7/01/34	7/25 at 100.00	N/R	262,970
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
162	4.329%, 7/01/40	7/28 at 100.00	N/R	167,989
169	4.329%, 7/01/40	7/28 at 100.00	N/R	175,368
	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
150	5.625%, 7/01/27	No Opt. Call	N/R	164,007
105	4.000%, 7/01/33	7/31 at 103.00	N/R	102,777
25	4.000%, 7/01/35	7/31 at 103.00	N/R	24,198
3,414	Total Puerto Rico			3,078,518
	Rhode Island – 0.5%
100	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue	9/26 at 100.00	N/R	106,612
	Bonds, Care New England Issue, Refunding Series 2016B, 5.000%, 9/01/36

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island (continued)
$ 200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New	9/23 at 100.00	N/R (4)	$ 210,444
	England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)
180	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond	4/30 at 100.00	AA+	150,995
	Program, 2021 Series 75A, 2.250%, 10/01/41
205	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond	4/31 at 100.00	N/R	183,065
	Program, 2022 Series 76A, 2.350%, 10/01/36
50	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond	10/29 at 100.00	AA+	44,732
	Program, Series 2020-72A, 2.550%, 10/01/40
735	Total Rhode Island			695,848
	South Carolina – 0.2%
130	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series	11/23 at 100.30	Aa2	133,904
	2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)
170	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series	7/30 at 100.00	Aaa	141,720
	2021A, 2.050%, 7/01/41
300	Total South Carolina			275,624
	South Dakota – 0.2%
75	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series	5/30 at 100.00	AAA	63,204
	2021A, 2.100%, 11/01/41
100	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series	5/30 at 100.00	AAA	81,621
	2021B, 2.050%, 11/01/41
110	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series	11/30 at 100.00	N/R	97,285
	2022B, 2.300%, 11/01/37
285	Total South Dakota			242,110
	Tennessee – 1.1%
180	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	No Opt. Call	A+	184,651
	Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/23
100	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	No Opt. Call	N/R	70,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A,
	4.625%, 6/15/27, 144A (6)
85	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2021-3,	1/31 at 100.00	N/R	72,024
	2.300%, 7/01/41
100	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018,	8/25 at 100.22	A2	103,358
	4.000%, 11/01/49 (Mandatory Put 11/01/25)
65	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Commodity Project,	8/31 at 100.85	A2	74,423
	Series 2021A, 5.000%, 5/01/52 (Mandatory Put 11/01/31)
920	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%,	2/23 at 100.43	A2	935,962
	5/01/48 (Mandatory Put 5/01/23)
1,450	Total Tennessee			1,440,418
	Texas – 5.2%
	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds,
	Refunding First Tier Series 2017A:
40	5.000%, 1/01/28	1/27 at 100.00	BB+	42,810
55	5.000%, 1/01/30	1/27 at 100.00	BB+	58,550
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A– (4)	1,094,120
	5.000%, 1/01/31 (Pre-refunded 7/01/25)
25	City of Houston, Texas, Convention & Entertainment Facilities Department Hotel Occupancy	9/28 at 100.00	A	28,578
	Tax and Special Revenue Bonds, Refunding Series 2019, 5.000%, 9/01/34
130	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	131,737
	Inc. Project, Series 2012B, 4.750%, 11/01/42
250	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond	No Opt. Call	A+	256,835
	Anticipation Note Series 2014A, 5.000%, 2/01/23

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 385	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	AA	$ 412,393
	Series 2014A, 5.000%, 11/15/26– AGM Insured
705	Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee	12/31 at 68.27	N/R	264,819
	Revenue Bonds, Senior Lien Series 2022A, 0.000%, 12/01/42
50	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	Ba3	52,018
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	483,890
	Entertainment Project, Series 2001B, 0.000%, 9/01/23– AMBAC Insured
430	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds	11/25 at 100.00	A1	465,952
	Series 2015, 5.000%, 11/01/28 (AMT)
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
100	5.000%, 12/01/25	No Opt. Call	B1	103,020
100	5.250%, 12/01/28	12/25 at 100.00	B1	103,249
100	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	4/22 at 105.00	BB–	105,101
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
380	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,	8/22 at 100.00	AA (4)	385,415
	Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/25 (Pre-refunded 8/15/22)
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
245	7.000%, 9/01/43 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	313,595
490	6.750%, 9/01/45 (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (4)	668,576
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
190	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (4)	195,039
290	5.000%, 1/01/23	No Opt. Call	A+	297,560
	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility
	Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021A:
100	2.750%, 1/01/36 (AMT), 144A	7/23 at 103.00	N/R	86,207
100	2.875%, 1/01/41 (AMT), 144A	7/23 at 103.00	N/R	80,446
100	Round Rock, Texas, Combined Tax and Revenue Certificates of Obligation, Series 2021C,	8/30 at 100.00	AAA	76,059
	2.000%, 8/15/46
100	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	3/30 at 100.00	Aaa	82,366
	Series 2021A, 2.050%, 9/01/41
	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A:
210	4.000%, 12/31/38	12/29 at 100.00	Baa2	217,438
125	4.000%, 12/31/39	12/29 at 100.00	Baa2	129,411
475	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	500,640
	Second Tier Series 2015C, 5.000%, 8/15/31
6,675	Total Texas			6,635,824
	Virginia – 1.7%
200	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	199,764
	Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32
	(Mandatory Put 6/01/23)
130	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	129,847
	Virginia Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35
	(Mandatory Put 6/01/23)
	Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC
	Project, Refunding Senior Lien Series 2022:
300	5.000%, 7/01/34 (AMT)	1/32 at 100.00	N/R	342,153
115	5.000%, 12/31/38 (AMT)	12/32 at 100.00	N/R	131,842
445	5.000%, 12/31/39 (AMT)	12/32 at 100.00	N/R	505,791
605	Virginia Small Business Financing Authority, Revenue Bonds, Elizabeth River Crossing,	7/22 at 100.00	BBB	610,148
	OPCO LLC Project, Senior Lien Series 2012, 5.500%, 1/01/42 (AMT)

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 140	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	A2	$ 132,201
	Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 0.750%, 10/01/40
	(Mandatory Put 9/02/25)
60	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	A2	58,699
	Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40
	(Mandatory Put 5/31/24)
1,995	Total Virginia			2,110,445
	Washington – 1.6%
1,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%,	No Opt. Call	AA–	1,032,330
	4/01/23 (AMT)
275	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	2/26 at 100.00	BBB+	299,953
	2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)
100	Washington State Housing Finance Commission, Single Family Program Bonds, Series	6/30 at 100.00	Aaa	84,011
	2021-1N, 2.200%, 6/01/41
109	Washington State Housing Finance Commission, Social Municipal Certificates Multifamily	No Opt. Call	BBB+	107,483
	Revenue Bonds, Series 2021-1 Class A, 3.500%, 12/20/35
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation	12/22 at 100.00	Baa3	573,587
	Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33
2,069	Total Washington			2,097,364
	West Virginia – 0.5%
100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds,	No Opt. Call	N/R	103,985
	University Town Centre Economic Opportunity Development District, Refunding &
	Improvement Series 2017A, 4.500%, 6/01/27, 144A
155	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	No Opt. Call	A–	145,519
	Bonds, Appalachian Power Company – Amos Project, Series 2010, 0.625%, 12/01/38
	(Mandatory Put 12/15/25)
80	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/24 at 100.00	Baa1	85,414
	Medical Center, Series 2014A, 5.000%, 9/01/25
240	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	248,839
	System Obligated Group, Improvement Series 2017A, 3.375%, 6/01/29
575	Total West Virginia			583,757
	Wisconsin – 2.8%
600	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	594,702
	Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A
350	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste	5/26 at 100.00	A–	351,537
	Management Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (AMT)
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,
	Refunding Series 2016C:
65	4.050%, 11/01/30	5/26 at 100.00	BBB	67,776
175	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB	183,799
45	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series	No Opt. Call	AA– (4)	45,000
	2013A, 5.000%, 4/01/22 (ETM)
40	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc.	10/28 at 102.00	N/R	38,223
	Project, Series 2021, 4.000%, 10/01/41
60	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	10/31 at 100.00	AA–	66,538
	Gundersen Health System, Refunding Series 2021A, 4.000%, 10/15/34
100	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield	8/26 at 100.00	A–	111,053
	Clinic Health System, Inc., Series 2020B-2, 5.000%, 2/15/51 (Mandatory Put 2/15/27)
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/24 at 100.00	AA–	1,614,300
	ThedaCare Inc, Series 2015, 5.000%, 12/15/26
395	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds,	9/29 at 100.00	AA	389,853
	Series 2020A, 2.700%, 9/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 100	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series	5/31 at 100.00	N/R	$ 85,197
	2021C, 2.500%, 11/01/41
3,430	Total Wisconsin			3,547,978
	Wyoming – 0.1%
85	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	5/29 at 100.00	A	85,154
	Cooperative, Dry Fork Station Facilities, Series 2019A, 3.625%, 7/15/39
25	Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 1, 2.625%,	6/29 at 100.00	AA+	23,734
	12/01/35
110	Total Wyoming			108,888
$ 123,628	Total Municipal Bonds (cost $120,963,494)			122,464,447

Shares	Description (1)			Value
	COMMON STOCKS – 3.1%
	Independent Power & Renewable Electricity Producers – 3.1%
65,897	Energy Harbor Corp (7), (8), (9)			$ 3,995,006
	Total Common Stocks (cost $1,755,742)			3,995,006

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	ASSET-BACKED SECURITIES – 0.3%
$ 200	Federal Home Loan Mortgage Corporation, Notes	3.150%	10/15/36	N/R	$ 200,440
109	Freddie Mac Multi-Family ML Certificates, Series ML 10, Series 2021	2.032%	1/25/38	AA+	95,818
$ 309	Total Asset-Backed Securities (cost $317,296)				296,258
	Total Long-Term Investments (cost $123,036,532)				126,755,711
	Other Assets Less Liabilities – 0.7%				912,454
	Net Assets Applicable to Common Shares – 100%				$ 127,668,165

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
March 31, 2022

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35; Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 0.000%, 7/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33; and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.9%
	MUNICIPAL BONDS – 98.1%
	Alabama – 0.2%
$ 1,170	Birmingham, Alabama, General Obligation Convertable Capital Appreciation Bonds, Series	3/23 at 100.00	AA (4)	$ 1,206,130
	2013A, 5.000%, 3/01/32 (Pre-refunded 3/01/23)
	Arizona – 3.7%
2,030	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B,	7/30 at 100.00	AA	2,167,999
	4.000%, 7/01/47
85	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	BB	85,085
	Basis Schools, Inc. Projects, Series 2017D, 3.000%, 7/01/22, 144A
255	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	AA–	257,989
	Basis Schools, Inc. Projects, Series 2017F, 3.000%, 7/01/26
350	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	AA–	352,023
	Math & Science Projects, Series 2018A, 4.000%, 7/01/22
1,950	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	1/23 at 100.00	AA	1,973,887
	Series 2012C, 4.000%, 7/01/38
1,105	Golder Ranch Fire District, Pima and Pinal Counties, Arizona, General Obligation Bonds,	7/30 at 100.00	AA	1,193,798
	Series 2021, 4.000%, 7/01/45
1,000	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/31 at 100.00	N/R	951,880
	Legacy Traditional Schools Projects, Series 2021A, 4.000%, 7/01/51, 144A
2,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	2,228,800
	Refunding Series 2016A, 5.000%, 1/01/38
500	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/29 at 100.00	AA–	525,030
	Series 2019A, 4.000%, 1/01/44
1,950	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,142,894
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,250	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/25 at 100.00	A1	1,355,763
	Series 2015A, 5.000%, 7/01/34
7,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A1	8,462,025
	Series 2019A, 5.000%, 7/01/49
500	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue	7/29 at 100.00	A3	564,790
	Bonds, Series 2019A, 5.000%, 7/01/39
1,160	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	1,165,649
	Project, Series 2012, 5.000%, 6/01/42
2,410	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	2,858,356
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
24,045	Total Arizona			26,285,968
	Arkansas – 0.4%
6,555	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas	No Opt. Call	Aa2	2,616,035
	Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured
	California – 18.8%
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	5,694,590
	Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41– AGC Insured
4,245	Anaheim City School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	3,216,479
	Election 2002 Series 2007, 0.000%, 8/01/31– AGM Insured

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
$ 2,840	0.000%, 9/01/30– AGM Insured	No Opt. Call	AA	$ 2,230,678
6,740	0.000%, 9/01/35– AGM Insured (ETM)	No Opt. Call	AA (4)	4,576,258
5,760	0.000%, 9/01/35– AGM Insured	No Opt. Call	AA	3,754,022
3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1 (4)	3,101,190
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
120	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	124,135
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
2,310	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA– (4)	2,403,647
	System, Series 2013A, 5.000%, 7/01/33 (Pre-refunded 7/01/23)
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	1,700,416
	Series 2013I, 5.000%, 11/01/38
5,490	California State, General Obligation Bonds, Refunding Various Purpose Series 2022,	4/32 at 100.00	N/R	6,009,574
	4.000%, 4/01/42
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	1,844,385
	Series 2009A, 0.000%, 5/01/34– AGM Insured
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds,	No Opt. Call	AA	2,109,795
	Series 2002, 0.000%, 8/01/27– AGM Insured
	Folsom Cordova Unified School District, Sacramento County, California, General
	Obligation Bonds, School Facilities Improvement District 4, Series 2007A:
3,290	0.000%, 10/01/24– NPFG Insured	No Opt. Call	Aa2	3,101,976
2,275	0.000%, 10/01/28– NPFG Insured	No Opt. Call	Aa2	1,901,718
6,080	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	Aa3 (4)	5,287,168
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28– AMBAC Insured (ETM)
6,060	Grossmont Union High School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	5,601,622
	Bonds, Series 2006, 0.000%, 8/01/25– NPFG Insured
1,495	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	1,051,149
	Obligation Bonds, Series 2007, 0.000%, 8/01/33– FGIC Insured
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A,	No Opt. Call	Aa2	3,459,564
	0.000%, 3/01/28– FGIC Insured
1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation	No Opt. Call	A+	972,360
	Bonds, Refunding Series 2007, 0.000%, 8/01/23– NPFG Insured
3,480	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	3,536,202
	Obligation Bonds, Election of 2008, Series 2013A, 6.250%, 8/01/43 (5)
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	610,646
	Series 2009C, 6.500%, 11/01/39
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	AA	8,740,421
	Obligation Bonds, Election 2002, Series 2007C, 0.000%, 8/01/32– AGM Insured
1,250	Ontario International Airport Authority, California, Revenue Bonds, Series 2021A,	5/31 at 100.00	AA	1,450,975
	5.000%, 5/15/46– AGM Insured
1,195	Palmdale School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA	1,004,099
	Series 2003, 0.000%, 8/01/28– AGM Insured
	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,
	Election of 2004, Series 2007A:
4,620	0.000%, 8/01/24– NPFG Insured	No Opt. Call	A2	4,329,263
3,000	0.000%, 8/01/25– NPFG Insured	No Opt. Call	A2	2,721,690
8,790	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	7,161,916
	Development Project, Series 1999, 0.000%, 8/01/29– AMBAC Insured
12,240	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A1 (4)	8,728,589
	of Participation, Series 2006, 0.000%, 10/01/34– FGIC Insured (ETM)
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	1,095,045
	Series 2004C, 0.000%, 8/01/32– AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Poway Unified School District, San Diego County, California, General Obligation Bonds,
	School Facilities Improvement District 2007-1, Election 2008 Series 2009A:
$ 8,000	0.000%, 8/01/32	No Opt. Call	Aa2	$ 5,870,000
8,000	0.000%, 8/01/33	No Opt. Call	Aa2	5,656,320
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined	No Opt. Call	A+	2,538,266
	Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35– NPFG Insured
2,755	Sacramento City Unified School District, Sacramento County, California, General	No Opt. Call	A2	2,547,796
	Obligation Bonds, Series 2007, 0.000%, 7/01/25– AGM Insured
3,510	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	3,980,515
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,
	Subordinate Series 2019B:
1,210	5.000%, 7/01/38 (AMT)	7/29 at 100.00	A+	1,351,909
1,305	5.000%, 7/01/39 (AMT)	7/29 at 100.00	A+	1,456,106
4,325	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/24 at 100.00	Aa2 (4)	4,661,312
	Bonds, Non-WSIP, Series 2017A, 5.000%, 11/01/42 (Pre-refunded 11/01/24)
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds,	No Opt. Call	AA	1,747,840
	Election of 2006, Series 2006A, 0.000%, 11/01/28– FGIC Insured
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation	No Opt. Call	AA	4,706,429
	Bonds, Series 2007C, 0.000%, 8/01/30
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation	No Opt. Call	AAA	901,566
	Bonds, Election of 2005, Series 2007, 0.000%, 10/01/30– AMBAC Insured
163,315	Total California			132,937,631
	Colorado – 6.2%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	506,350
	Improvement Series 2017, 5.000%, 12/01/22, 144A
1,780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	1,827,384
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	156,591
	Series 2019A-1, 4.000%, 8/01/44
540	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	560,320
	Series 2019A-2, 4.000%, 8/01/49
5,000	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	5,672,500
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
2,000	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2020A,	11/30 at 100.00	AA+	2,165,560
	4.000%, 11/15/45
	Colorado State, Certificates of Participation, Rural Series 2020A:
660	4.000%, 12/15/37	12/30 at 100.00	Aa2	711,130
445	4.000%, 12/15/38	12/30 at 100.00	Aa2	477,992
5,805	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	6,024,139
	2013B, 5.000%, 11/15/43
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24– NPFG Insured	No Opt. Call	A	4,878,425
8,350	0.000%, 9/01/29– NPFG Insured	No Opt. Call	A	6,845,080
1,295	0.000%, 9/01/32– NPFG Insured	No Opt. Call	A	956,409
4,475	0.000%, 9/01/33– NPFG Insured	No Opt. Call	A	3,187,453
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%,	9/26 at 54.77	A	6,042,625
	9/01/38– NPFG Insured
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A:
715	5.000%, 9/01/36	9/30 at 100.00	A	841,326
1,095	5.000%, 9/01/40	9/24 at 100.00	A	1,165,967

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported
	Revenue Bonds, Refunding Series 2015A:
$ 1,000	5.000%, 12/01/33	12/25 at 100.00	A	$ 1,080,990
620	5.000%, 12/01/35	12/25 at 100.00	A	667,963
52,070	Total Colorado			43,768,204
	Connecticut – 5.7%
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Avon Old Farms	7/31 at 100.00	N/R	1,564,240
	School, Series 2021D-1, 2.625%, 7/01/51
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College,
	Series 2021S:
3,000	4.000%, 6/01/46	12/31 at 100.00	A+	3,166,590
1,745	4.000%, 6/01/51	12/31 at 100.00	A+	1,833,506
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health	6/26 at 100.00	AA–	1,089,180
	Credit Group, Series 2016CT, 5.000%, 12/01/45
1,395	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	1,390,118
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
5,100	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	Aa3	5,462,865
4,290	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	Aa3	4,357,825
3,500	Connecticut State, General Obligation Bonds, Series 2018C, 5.000%, 6/15/26	No Opt. Call	Aa3	3,897,740
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes
	Series 2013A:
3,475	5.000%, 10/01/30	10/23 at 100.00	AA–	3,628,143
2,490	5.000%, 10/01/33	10/23 at 100.00	AA–	2,598,190
1,625	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	9/24 at 100.00	AA–	1,725,994
	Series 2014A, 5.000%, 9/01/34
5,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	5/31 at 100.00	AA–	5,356,900
	Series 2021A, 4.000%, 5/01/37
3,000	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	11/24 at 100.00	Aa2 (4)	3,232,500
	Refunding Green Bond Series 2014A, 5.000%, 11/01/42 (Pre-refunded 11/01/24)
750	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	Aa3	825,060
38,370	Total Connecticut			40,128,851
	District of Columbia – 2.6%
1,975	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds,	10/22 at 100.00	AA+	2,009,819
	Subordinate Lien Series 2012A, 5.000%, 10/01/25
2,710	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	2,827,885
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	AA (4)	1,790,175
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured (Pre-refunded 10/01/26)
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	2,445,920
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding
	Series 2021A:
2,680	5.000%, 10/01/29 (AMT)	No Opt. Call	Aa3	3,076,881
2,115	5.000%, 10/01/46 (AMT)	10/31 at 100.00	Aa3	2,392,573
	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue
	Bonds, Series 2020A:
1,200	4.000%, 7/15/45	7/30 at 100.00	AA	1,282,248
2,500	5.000%, 7/15/45	7/30 at 100.00	AA	2,912,625
16,680	Total District of Columbia			18,738,126

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 2.9%
$ 1,040	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%,	10/27 at 100.00	A1	$ 1,139,622
	10/01/47 (AMT)
3,690	Florida Development Finance Corporation, Florida, Surface Transportation Facility	5/22 at 102.00	N/R	3,708,229
	Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A, 6.250%, 1/01/49
	(Mandatory Put 1/01/24), 144A (AMT)
1,255	Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail	5/22 at 102.50	N/R	1,218,542
	Expansion Project, Series 2021A-1, 6.750%, 12/01/56 (Mandatory Put 8/15/23), 144A (AMT)
1,545	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A1	1,692,995
	Priority Subordinated Series 2017A, 5.000%, 10/01/47 (AMT)
1,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,571,220
	5.000%, 11/15/45
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	5,485,500
	10/01/49 (AMT)
2,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program,	7/25 at 100.00	AA	2,186,920
	Series 2013A, 5.000%, 7/01/30
	Tampa, Florida, Revenue Bonds, H. Lee Moffitt Cancer Center and Research Institute,
	Series 2020B:
2,705	4.000%, 7/01/45	7/30 at 100.00	A2	2,787,989
470	5.000%, 7/01/50	7/30 at 100.00	A2	529,300
19,205	Total Florida			20,320,317
	Georgia – 0.5%
3,665	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	3,887,392
	Atlanta, Inc. Project, Series 2019A, 4.000%, 7/01/44
	Guam – 1.6%
7,250	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	7,787,805
	5.000%, 11/15/39
1,740	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	1,801,613
	2013, 5.250%, 7/01/25
1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	1,577,063
	2016, 5.000%, 1/01/46
10,450	Total Guam			11,166,481
	Hawaii – 0.1%
645	Hawaii State, Harbor System Revenue Bonds, Series 2020A, 4.000%, 7/01/35 (AMT)	7/30 at 100.00	Aa3	697,819
	Idaho – 1.5%
10,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	10,485,400
	Series 2014A, 5.000%, 3/01/44
	Illinois – 9.3%
3,615	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities	No Opt. Call	Baa2	3,513,997
	System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured
2,050	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	2,285,278
	Series 2016, 6.000%, 4/01/46
1,790	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	1,941,953
	Refunding Series 2017C, 5.000%, 12/01/30
725	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	823,035
	Series 2016B, 6.500%, 12/01/46
3,900	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	Baa2	3,165,396
	12/01/28 – FGIC Insured
55	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	44,640
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 880	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB+	$ 986,040
	6.000%, 1/01/38
4,490	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series	8/22 at 100.00	AA+ (4)	4,553,129
	2013, 5.000%, 8/15/43 (Pre-refunded 8/15/22)
520	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	545,334
	2013A, 6.000%, 7/01/43
335	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation,	4/22 at 100.00	N/R (4)	335,539
	Series 1992C, 6.250%, 4/15/22 (ETM)
6,200	Illinois State, General Obligation Bonds, Refunding September Series 2018B,	No Opt. Call	BBB	6,457,982
	5.000%, 10/01/23
2,500	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A,	7/29 at 100.00	AA–	2,633,975
	4.000%, 1/01/39
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation	No Opt. Call	Aa3	980,290
	Bonds, Series 2006, 0.000%, 5/01/23– AGM Insured
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois,	No Opt. Call	A2	960,680
	General Obligation Bonds, Series 2008, 0.000%, 2/01/24– AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
1,720	0.000%, 12/15/29– NPFG Insured	No Opt. Call	BBB+	1,306,254
45	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	36,380
765	0.000%, 6/15/30	No Opt. Call	BBB+	568,120
2,500	0.000%, 12/15/30– NPFG Insured	No Opt. Call	BBB+	1,818,000
17,195	0.000%, 12/15/31– NPFG Insured	No Opt. Call	BBB+	11,975,114
1,350	0.000%, 6/15/35– NPFG Insured	No Opt. Call	BBB+	809,217
15,000	0.000%, 12/15/36– NPFG Insured	No Opt. Call	BBB+	8,408,700
2,000	0.000%, 6/15/37– NPFG Insured	No Opt. Call	BBB+	1,096,900
9,370	0.000%, 6/15/39– NPFG Insured	No Opt. Call	BBB+	4,666,073
5,000	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015,	3/25 at 100.00	A	5,371,350
	5.000%, 3/01/28
620	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	654,553
	6.000%, 10/01/42
84,625	Total Illinois			65,937,929
	Indiana – 2.3%
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series	No Opt. Call	AA	1,262,912
	2008B, 0.000%, 6/01/30– AGM Insured
2,040	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	2,211,768
	Group, Refunding 2015A, 5.000%, 12/01/40
5,060	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project,	7/30 at 100.00	A	5,435,705
	Series 2020A, 4.000%, 7/01/40
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	5,333,150
	Series 2015A, 5.000%, 10/01/45
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/24–	No Opt. Call	AA	964,860
	AMBAC Insured
1,000	Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage	No Opt. Call	AA	849,260
	Bonds, Series 2005Z, 0.000%, 7/15/28– AGM Insured
15,700	Total Indiana			16,057,655
	Iowa – 0.3%
2,320	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	2,464,698
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 0.1%
$ 805	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown	7/31 at 100.00	Baa2	$ 918,988
	Crossing Project, Convertible Capital Appreciation First Tier Series 2013C, 6.750%, 7/01/43 (5)
	Louisiana – 0.3%
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	AA	2,116,653
	Bonds, Series 2017B, 5.000%, 12/01/42– AGM Insured
	Massachusetts – 4.9%
2,200	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A,	7/22 at 100.00	AAA	2,220,152
	5.000%, 7/01/41
2,230	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	2,495,905
	2016BB-1, 5.000%, 10/01/46
3,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	3,407,880
	2018J-2, 5.000%, 7/01/43
4,600	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	4,826,504
	5.000%, 11/01/43
4,500	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/23 at 100.00	AA– (4)	4,684,725
	Series 2014M-4, 5.000%, 7/01/44 (Pre-refunded 7/01/23)
600	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	609,240
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
5,950	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/26 at 100.00	AA+ (4)	6,608,843
	Series 2019A, 5.000%, 2/15/49 (Pre-refunded 2/15/26)
	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated
	Bridge Programs, Series 2017A:
2,115	5.000%, 6/01/42	6/27 at 100.00	AA+	2,363,682
2,415	5.000%, 6/01/47	6/27 at 100.00	AA+	2,700,453
2,180	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Series	8/26 at 100.00	AA+ (4)	2,446,788
	2016C, 5.000%, 8/01/40 (Pre-refunded 8/01/26)
1,000	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Refunding	1/23 at 100.00	AAA	1,018,740
	Series 2013, 4.000%, 1/15/30
	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-1:
210	5.000%, 11/01/39 (Pre-refunded 11/01/24)	11/24 at 100.00	N/R (4)	226,055
255	5.000%, 11/01/39 (Pre-refunded 11/01/24)	11/24 at 100.00	N/R (4)	274,495
220	5.000%, 11/01/39 (Pre-refunded 11/01/24)	11/24 at 100.00	N/R (4)	236,474
480	5.000%, 11/01/39	11/24 at 100.00	AA	512,323
31,955	Total Massachusetts			34,632,259
	Michigan – 0.7%
385	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	419,688
	2015-I, 5.000%, 4/15/38
4,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	4,443,960
	2016-I, 5.000%, 4/15/35
4,385	Total Michigan			4,863,648
	Missouri – 2.0%
6,240	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation	3/29 at 100.00	A2	6,836,794
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B,
	5.000%, 3/01/46 (AMT)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Improvement Series 2004B-1:
1,165	0.000%, 4/15/23– AMBAC Insured	No Opt. Call	AA	1,145,917
5,000	0.000%, 4/15/30– AMBAC Insured	No Opt. Call	AA–	4,058,400
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	2,090,400
	CoxHealth, Series 2013A, 5.000%, 11/15/38
14,405	Total Missouri			14,131,511

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.2%
$ 545	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	$ 570,811
	Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional
	Health Services Project, Series 2018:
250	5.000%, 7/01/26	7/25 at 100.00	BBB	271,490
305	5.000%, 7/01/27	7/25 at 100.00	BBB	331,340
500	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation	6/24 at 100.00	Aa3 (4)	533,585
	Bonds, School Building Series 2014, 5.000%, 12/15/39 (Pre-refunded 6/15/24)
1,600	Total Nebraska			1,707,226
	Nevada – 0.7%
1,710	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	1,872,724
	Series 2017A, 5.000%, 9/01/37
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	Aa1	3,220,770
	2015, 5.000%, 6/01/34
4,710	Total Nevada			5,093,494
	New Hampshire – 0.3%
2,250	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	2,277,945
	Management Inc. Project, Series 2003, 3.125%, 8/01/24 (AMT)
	New Jersey – 6.1%
3,495	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	3,665,626
	5.000%, 1/01/37
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	982,478
	Replacement Project, Series 2013, 5.125%, 1/01/39– AGM Insured (AMT)
3,230	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	Baa1	3,372,088
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/23
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	Baa1 (4)	2,302,980
	Refunding Series 2016BBB, 5.500%, 6/15/31 (Pre-refunded 12/15/26)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University
	Hospital Issue, Refunding Series 2015A:
305	5.000%, 7/01/28– AGM Insured	7/25 at 100.00	AA	330,324
260	5.000%, 7/01/29– AGM Insured	7/25 at 100.00	AA	281,284
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
4,900	0.000%, 12/15/28– AMBAC Insured	No Opt. Call	Baa1	3,982,083
35,000	0.000%, 12/15/34– AGM Insured	No Opt. Call	AA	22,730,750
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	Baa1	2,173,120
	2015AA, 5.250%, 6/15/29
	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A:
690	4.000%, 1/01/42	1/31 at 100.00	A+	742,026
2,400	4.000%, 1/01/51	1/31 at 100.00	A+	2,545,368
55,220	Total New Jersey			43,108,127
	New Mexico – 1.0%
1,000	Albuquerque, New Mexico, Refuse Removal and Disposal Revenue Bonds, Series 2020,	7/30 at 100.00	AA	1,095,940
	4.000%, 7/01/43
1,000	Farmington Municipal School District 5, San Juan County, New Mexico, General Obligation	9/25 at 100.00	Aa3	1,096,540
	Bonds, School Building Series 2015, 5.000%, 9/01/28
800	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland	7/22 at 100.00	BB+	807,584
	Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42
3,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	4/22 at 100.00	N/R	3,008,460
	Series 2007A, 5.250%, 9/01/42 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico (continued)
$ 1,035	University of New Mexico, Revenue Bonds, Refunding & Improvement Subordinate Lien Series	6/26 at 100.00	AA–	$ 1,120,036
	2016A, 4.500%, 6/01/36
6,835	Total New Mexico			7,128,560
	New York – 2.6%
10,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	10,435,200
	General Purpose, Series 2020A. Bidding Group 1 thru 5, 4.000%, 3/15/46
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	No Opt. Call	A3	2,139,320
	Climate Bond Certified Series 2019A-1, 5.000%, 11/15/48 (Mandatory Put 11/15/24)
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A3	1,120,064
	Series 2002D-1, 5.000%, 11/01/27
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A3	2,548,400
	Series 2012F, 5.000%, 11/15/26
1,260	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	1,365,248
	General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/37
1,000	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	1,007,590
	5.000%, 6/01/24
17,860	Total New York			18,615,822
	Ohio – 0.8%
690	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	692,829
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
1,035	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	1,077,839
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
250	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	233,195
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29
	(Mandatory Put 9/15/21)
3,685	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/23 at 100.00	Aa3 (4)	3,795,660
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)
3,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	3,750
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
8,660	Total Ohio			5,803,273
	Oklahoma – 0.2%
1,230	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	1,313,136
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 2.9%
1,505	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	1,698,257
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
1,000	Beaverton, Oregon, Special Revenue Bonds, Series 2020A, 4.000%, 6/01/37	6/30 at 100.00	Aa3	1,102,160
60	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred	6/27 at 100.00	Aa1	67,548
	Interest Series 2017A, 5.000%, 6/15/40
	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,
	Willamette View Project, Series 2017A:
490	4.000%, 5/15/22	No Opt. Call	N/R	490,622
515	4.000%, 11/15/23	No Opt. Call	N/R	523,528
500	5.000%, 11/15/52	11/25 at 102.00	N/R	516,510
1,000	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	1,037,640
385	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza,	No Opt. Call	BB+	391,029
	Inc., Refunding Series 2012, 5.000%, 12/01/22
3,000	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2 (4)	3,285,690
	(Pre-refunded 7/01/27)

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon (continued)
$ 2,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series	10/26 at 100.00	BBB	$ 2,169,820
	2016B, 5.000%, 10/01/40
5,325	Oregon Health and Science University, Revenue Bonds, Green Series 2021A, 4.000%, 7/01/51	1/32 at 100.00	N/R	5,688,272
750	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General	6/27 at 100.00	AA+	851,025
	Obligation Bonds, Series 2017, 5.000%, 6/15/30
2,725	Yamhill County, Oregon, Revenue Bonds, George Fox University Project, Refunding Series	12/31 at 100.00	N/R	2,832,093
	2021, 4.000%, 12/01/41
19,255	Total Oregon			20,654,194
	Pennsylvania – 2.2%
1,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	1,321,305
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47 (Mandatory
	Put 4/01/21)
5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	5,561,800
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
7,425	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%,	7/24 at 100.00	A+ (4)	7,924,257
	7/01/40 (Pre-refunded 7/01/24)
750	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	AA	737,782
	Bonds, First Lien Series 2020B, 3.000%, 9/01/40– AGM Insured
14,675	Total Pennsylvania			15,545,144
	Puerto Rico – 2.0%
945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	N/R	961,500
	5.250%, 7/01/31– AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,550	4.750%, 7/01/53	7/28 at 100.00	N/R	3,733,428
2,730	5.000%, 7/01/58	7/28 at 100.00	N/R	2,909,334
6,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	6,740,305
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
13,725	Total Puerto Rico			14,344,567
	South Carolina – 0.4%
1,500	Richland County School District 2, South Carolina, General Obligation Bonds, Refunding	5/23 at 100.00	Aa1 (4)	1,521,780
	Series 2012B, 3.050%, 5/01/27 (Pre-refunded 5/01/23)
1,270	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series	10/24 at 100.00	Aa3	1,294,994
	2015A, 2.900%, 10/01/25
2,770	Total South Carolina			2,816,774
	South Dakota – 0.2%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	AA–	1,086,110
	Series 2015, 5.000%, 11/01/35
	Tennessee – 0.1%
795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	816,767
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
	Texas – 7.3%
4,675	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior	6/25 at 100.00	AA+ (4)	5,102,014
	Lien Series 2016, 5.000%, 6/15/46 (Pre-refunded 6/15/25)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
110	5.000%, 1/01/33 (Pre-refunded 7/01/25)	7/25 at 100.00	A– (4)	120,353
85	5.000%, 1/01/34 (Pre-refunded 7/01/25)	7/25 at 100.00	A– (4)	93,000
240	5.000%, 1/01/35 (Pre-refunded 7/01/25)	7/25 at 100.00	A– (4)	262,589
15,765	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+ (4)	16,640,903
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,160	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	$ 1,252,139
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
2,500	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	2,692,275
	4.000%, 10/01/35
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
110	0.000%, 11/15/24– NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	103,829
520	0.000%, 11/15/24– NPFG Insured	No Opt. Call	Baa2	477,927
480	0.000%, 11/15/30– NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	383,242
2,935	0.000%, 11/15/30– NPFG Insured	No Opt. Call	Baa2	2,112,789
1,405	0.000%, 11/15/32– NPFG Insured	11/31 at 94.05	Baa2	899,678
2,510	0.000%, 11/15/36– NPFG Insured	11/31 at 73.51	Baa2	1,248,349
12,480	0.000%, 11/15/41– NPFG Insured	11/31 at 53.78	Baa2	4,506,653
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
2,235	0.000%, 11/15/32– NPFG Insured	11/24 at 62.71	Baa2	1,267,714
4,230	0.000%, 11/15/35– NPFG Insured	11/24 at 52.47	Baa2	2,004,555
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior
	Lien Series 2001A:
3,045	0.000%, 11/15/34– NPFG Insured	11/30 at 78.27	AA	1,741,283
8,110	0.000%, 11/15/38– NPFG Insured	11/30 at 61.17	AA	3,607,004
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	540,310
	Entertainment Project, Series 2001B, 0.000%, 9/01/24– AMBAC Insured
430	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	4/22 at 105.00	BB–	451,934
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
290	6.200%, 1/01/42 – AGC Insured (Pre-refunded 1/01/25)	1/25 at 100.00	AA (4)	322,805
2,000	6.500%, 1/01/43 (Pre-refunded 1/01/25)	1/25 at 100.00	A+ (4)	2,239,320
1,025	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	1,048,104
	5.000%, 1/01/40
200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	210,038
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42
2,410	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	2,210,813
	2002A, 0.000%, 8/15/25– AMBAC Insured
69,525	Total Texas			51,539,620
	Virginia – 1.6%
3,500	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	3,620,155
	Appreciation Series 2012B, 0.000%, 7/15/32 (5)
	Virginia Small Business Financing Authority, Revenue Bonds, Elizabeth River Crossing,
	OPCO LLC Project, Senior Lien Series 2012:
2,000	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	2,015,880
1,470	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	1,484,715
4,085	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	4,119,763
11,055	Total Virginia			11,240,513
	Washington – 4.1%
985	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	1,103,880
	4/01/44 (AMT)
860	Snohomish County School District 306 Lakewood, Washington, General Obligation Bonds,	6/24 at 100.00	Aaa	915,633
	Series 2014, 5.000%, 12/01/28
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative,	1/23 at 100.00	BBB+ (4)	4,125,680
	Series 2013A, 5.750%, 1/01/45 (Pre-refunded 1/01/23)
1,600	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,793,456
	2019A-2, 5.000%, 8/01/44

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	$ 4,065,960
	Services, Refunding Series 2012A, 5.000%, 10/01/32
3,765	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	Baa1	3,817,861
	Bonds, Refunding Series 2021B. Exchange Purchase, 4.000%, 7/01/58
5,710	Washington State, General Obligation Bonds, Various Purpose Series 2015B,	2/25 at 100.00	Aaa	6,136,080
	5.000%, 2/01/37
2,060	Washington State, General Obligation Bonds, Various Purpose Series 2016A-1,	8/25 at 100.00	Aaa	2,237,036
	5.000%, 8/01/39
2,535	Washington State, General Obligation Bonds, Various Purpose Series 2017A,	8/26 at 100.00	Aaa	2,811,923
	5.000%, 8/01/38
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	Aaa	1,847,305
	12/01/27– NPFG Insured
27,630	Total Washington			28,854,814
	West Virginia – 0.2%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (4)	1,565,550
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	(Pre-refunded 6/01/23)
	Wisconsin – 1.1%
3,290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	3,308,325
	Inc., Series 2012, 5.000%, 6/01/39
3,855	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	4,324,771
	College of Wisconsin, Inc., Series 2016, 5.000%, 12/01/41
7,145	Total Wisconsin			7,633,096
$ 769,675	Total Municipal Bonds (cost $641,275,759)			694,506,427

Shares	Description (1)	Value
	COMMON STOCKS – 0.8%
	Independent Power & Renewable Electricity Producers – 0.8%
96,774	Energy Harbor Corp (7), (8), (9)	$ 5,866,924
	Total Common Stocks (cost $2,699,742)	5,866,924
	Total Long-Term Investments (cost $643,975,501)	700,373,351
	Other Assets Less Liabilities – 1.1%	7,875,805
	Net Assets Applicable to Common Shares – 100%	$ 708,249,156

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement during February 2020 for Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 0.000%, 1/01/34.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity

See accompanying notes to financial statements.

Statement of Assets and Liabilities

March 31, 2022

	NIM	NXP
Assets
Long-term investments, at value (cost $123,036,532 and $643,975,501, respectively)	$126,755,711	$700,373,351
Cash	211,190	1,324,048
Receivable for:
Interest	1,301,117	6,302,604
Investments sold	603,809	2,599,175
Other assets	152	233,489
Total assets	128,871,979	710,832,667
Liabilities
Payable for:
Dividends	255,785	2,031,138
Investments purchased - regular settlement	511,648	—
Investments purchased - when-issued/delayed-delivery settlement	320,000	—
Accrued expenses:
Management fees	49,826	111,567
Trustees fees	787	235,669
Other	65,768	205,137
Total liabilities	1,203,814	2,583,511
Net assets applicable to common shares	$127,668,165	$708,249,156
Common shares outstanding	12,446,597	46,799,113
Net asset value (“NAV”) per common share outstanding	$ 10.26	$ 15.13
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$124,466	$467,991
Paid-in surplus	123,856,804	655,043,469
Total distributable earnings (loss)	3,686,895	52,737,696
Net assets applicable to common shares	$127,668,165	$708,249,156
Authorized common shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended March 31, 2022

	NIM	NXP
Investment income	$ 4,159,429	$ 15,006,076
Expenses
Management fees	608,073	794,269
Interest expense	174	—
Custodian expenses, net	47,676	40,508
Trustees fees	4,147	19,190
Professional fees	32,495	67,073
Shareholder reporting expenses	31,249	41,032
Shareholder servicing agent fees	2,927	9,407
Stock exchange listing fees	6,909	7,349
Investor relations expenses	4,784	13,549
Reorganization expenses	—	225,000
Other	13,994	15,674
Total expenses	752,428	1,233,051
Net investment income (loss)	3,407,001	13,773,025
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(27,479)	284,495
Change in net unrealized appreciation (depreciation) of investments	(6,402,674)	(58,188,076)
Net realized and unrealized gain (loss)	(6,430,153)	(57,903,581)
Net increase (decrease) in net assets applicable to common shares from operations	$(3,023,152)	$(44,130,556)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NIM		NXP
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/22	3/31/21
Operations
Net investment income (loss)	$ 3,407,001	$ 3,588,015	$ 13,773,025	$ 9,769,995
Net realized gain (loss) from investments	(27,479)	(90)	284,495	227,919
Change in net unrealized appreciation (depreciation) of investments	(6,402,674)	5,127,853	(58,188,076)	8,513,674
Net increase (decrease) in net assets applicable to common shares from operations	(3,023,152)	8,715,778	(44,130,556)	18,511,588
Distributions to Common Shareholders
Dividends	(3,370,399)	(4,546,291)	(13,184,768)	(9,053,656)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(3,370,399)	(4,546,291)	(13,184,768)	(9,053,656)
Capital Share Transactions
Common shares:
Issued in the Reorganization	—	—	494,258,300	—
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	13,475	—	215,256	194,847
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	13,475	—	494,473,556	194,847
Net increase (decrease) in net assets applicable to common shares	(6,380,076)	4,169,487	437,158,232	9,652,779
Net assets applicable to common shares at the beginning of period	134,048,241	129,878,754	271,090,924	261,438,145
Net assets applicable to common shares at the end of period	$127,668,165	$134,048,241	$708,249,156	$271,090,924

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
		Net	Net			From
	Beginning	Investment	Realized/		From Net	Accumulated			Ending
	Common Share	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NIM
Year Ended 3/31:
2022	$10.77	$0.27	$(0.51)	$(0.24)	$(0.27)	$ —*	$(0.27)	$10.26	$ 9.58
2021	10.44	0.29	0.41	0.70	(0.32)	(0.05)	(0.37)	10.77	10.68
2020	10.56	0.31	(0.11)	0.20	(0.32)	—	(0.32)	10.44	9.77
2019	10.34	0.33	0.21	0.54	(0.32)	—	(0.32)	10.56	9.96
2018	10.28	0.33	0.04	0.37	(0.31)	—	(0.31)	10.34	9.69

NXP
Year Ended 3/31:
2022	16.34	0.43	(1.09)	(0.66)	(0.55)	—	(0.55)	15.13	14.43
2021	15.77	0.59	0.53	1.12	(0.55)	—	(0.55)	16.34	17.39
2020	15.51	0.58	0.23	0.81	(0.55)	—	(0.55)	15.77	14.97
2019	15.12	0.57	0.37	0.94	(0.55)	—	(0.55)	15.51	14.64
2018	15.00	0.56	0.11	0.67	(0.55)	—	(0.55)	15.12	14.02

			Common Share Supplemental Data/
			Ratio Applicable to Common Shares
Common Shares
Total Returns			Ratios to Average Net Assets(b)
	Based			Net
Based	on	Ending		Investment	Portfolio
on	Share	Net Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses	(Loss)	Rate(c)

(2.31)%	(7.98)%	$127,668	0.56%	2.54%	13%
6.73	13.22	134,048	0.56	2.69	12
1.83	1.14	129,879	0.56	2.88	13
5.28	6.16	131,462	0.57	3.18	16
3.65	0.67	128,633	0.58	3.20	18

(4.24)	(14.16)	708,249	0.29	3.26	13
7.16	20.16	271,091	0.26	3.64	10
5.19	5.89	261,438	0.26	3.60	10
6.34	8.51	256,937	0.26	3.77	17
4.52	3.83	250,551	0.27	3.66	19

(a)	Total Return Based on Common Share NAV is the combination of changes in Common Share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)	The expense ratios reflect, among other things, the interest expense and other costs related to borrowings (as described in Note 8 – Borrowing Arrangement) and or the interest expense deemed to have been paid by the Fund in the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:
Ratios of Interest Expense to
Average Net Assets Applicable
to Common Shares
NIM
Year Ended 3/31:
2022	—%**
2021	—
2020	—
2019	—
2018	—

Ratios of Interest Expense to
Average Net Assets Applicable
to Common Shares
NXP
Year Ended 3/31:
2022	—%
2021	—
2020	—
2019	—
2018	—

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Notes to

Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Select Maturities Municipal Fund (NIM)

• Nuveen Select Tax-Free Income Portfolio (NXP)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NIM and NXP were organized as Massachusetts business trusts on July 23, 1992 and January 29, 1992, respectively.

Current Fiscal Period

The end of the reporting period for the Funds is March 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Reorganization

Effective prior to the opening of business on December 6, 2021, Nuveen Select Tax-Free Income Portfolio 2 (NXQ) and Nuveen Select Tax-Free Income Portfolio 3 (NXR) (the “Target Funds”) were reorganized into NXP (the “Acquiring Fund”) (the “Reorganization”).

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of the Reorganization, the Target Funds transferred their assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds became shareholders of the Acquiring Fund. Holders of common shares of the Target Funds received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Details of the Reorganization are further described in Note 9– Fund Reorganization.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Trustees (the “Board”) amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit

As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

	NIM	NXP
Custodian Fee Credit	$103	$1,628

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Notes to Financial Statements (continued)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NIM	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$122,464,447	$ —	$122,464,447
Common Stocks**	—	3,995,006	—	3,995,006
Asset-Backed Securities	—	296,258	—	296,258
Total	$ —	$126,755,711	$ —	$126,755,711

NXP	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$694,506,427	$ —	$694,506,427
Common Stocks**	—	5,866,924	—	5,866,924
Total	$ —	$700,373,351	$ —	$700,373,351

* Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.

** Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a

Notes to Financial Statements (continued)

Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

During the current fiscal period, the Funds did not have any transactions in self-deposited Inverse Floaters and/or externally-deposited Inverse Floaters.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NIM	NXP
Purchases	$17,491,804	$61,219,743
Sales and maturities	16,684,220	54,591,348

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NIM		NXP
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/22	3/31/21
Common Shares:
Issued in the Reorganization	—	—	30,196,588	—
Issued to shareholders due to reinvestment of distributions	1,234	—	12,844	11,895

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distribution reallocations, nondeductible reorganization expenses, paydowns, reorganization adjustments and taxable market discount. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
NIM	$122,990,748	$ 6,553,282	$(2,788,319)	$ 3,764,963
NXP	638,651,645	67,714,084	(5,992,378)	61,721,706

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized			Other
	Tax-Exempt	Ordinary	Long-Term	Appreciation	Capital Loss	Late-Year Loss	Book-to-Tax
Fund	Income[1]	Income	Capital Gains	(Depreciation)	Carryforwards	Deferrals	Differences	Total
NIM	$ 192,677	$1,530	$ —	$ 3,764,963	$ (10,896)	$ —	$ (261,379)	$ 3,686,895
NXP	4,020,387	—	—	61,721,706	(10,875,037)	—	(2,129,360)	52,737,696

[1]	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2022, and paid on April 1, 2022.

Notes to Financial Statements (continued)

The tax character of distributions paid were as follows:

		3/31/22			3/31/21
	Tax-			Tax-
	Exempt	Ordinary	Long-Term	Exempt	Ordinary	Long-Term
Fund	Income[1]	Income	Capital Gains	Income	Income	Capital Gains
NIM	$ 3,360,442	$ 532	$9,425	$3,843,820	$113,805	$588,666
NXP	12,980,473	204,295	—	8,949,560	104,096	—

1 Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NIM	$ —	$ 10,896	$ 10,896
NXP[1]	2,209,019	8,666,018	10,875,037

[1]	A portion of NXP’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of year end, the Funds utilized the following capital loss carryforwards:

Fund	Utilized
NIM	$ —
NXP	300,122

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for NIM, is calculated according to the following schedule:

NIM
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For managed assets over $5 billion	0.2125

The annual fund-level fee, payable monthly, for NXP, is calculated according to the following schedule:

NXP
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.0500%
For the next $125 million	0.0375
For the next $250 million	0.0250
For the next $500 million	0.0125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of March 31, 2022, the complex-level fee for each Fund was 0.1547%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the following Fund engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NXP
Purchases	$4,361,580
Sales	2,796,175
Realized gain (loss)	(141,996)

8. Borrowing Arrangements
Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

Notes to Financial Statements (continued)

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

NIM
Maximum outstanding balance	$67,130

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

NIM
Utilization period (days outstanding)	3
Average daily balance outstanding	$67,130
Average annual interest rate	1.27%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. Fund Reorganization

The Reorganization as previously described in Note 1 — General Information were structured to qualify as tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Funds as of the date of the Reorganization, were as follows:

	NXQ	NXR
Cost of investments	$230,564,641	$171,908,276
Fair value of investments	268,715,088	210,580,613
Net unrealized appreciation (depreciation) of investments	38,150,447	38,672,337

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares

The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganization were as follows:

Target Funds – Prior to Reorganization	NXQ	NXR
Common shares outstanding	17,721,659	13,051,668
Net assets applicable to common shares	$276,201,601	$218,056,699
NAV per common share outstanding	$ 15.59	$ 16.71
Acquiring Fund – Prior to Reorganization		NXP
Common shares outstanding		16,602,525
Net assets applicable to common shares		$271,750,746
NAV per common share outstanding		$ 16.37
Acquiring Fund – Post Reorganization		NXP
Common shares outstanding		46,799,113
Net assets applicable to common shares		$766,009,046
NAV per common share outstanding		$ 16.37

Pro Forma Results of Operations (Unaudited)

The beginning of the Target Funds’ current fiscal period was April 1, 2021. Assuming the Reorganization had been completed on April 1, 2021, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

Acquiring Fund – Pro Forma Results from Operations	NXP
Net investment income (loss)	$ 23,826,860
Net realized and unrealized gains (losses)	(51,118,738)
Change in net assets resulting from operations	(27,291,878)

Notes to Financial Statements (continued)

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.

Cost and Expenses

In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)

Investment Objectives

The Fund’s primary investment objective is current income exempt from regular federal income tax, consistent with the preservation of capital. Its secondary investment objective is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax.

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities with effective remaining maturities of fifteen years or less at the time of purchase.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax and (iii) policy of investing at least 80% of its Assets in municipal securities with effective remaining maturities of fifteen years or less at the time of purchase, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Shareholder Update (Unaudited) (continued)

Portfolio Contents

The Fund generally invests in municipal securities, including municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

Shareholder Update (Unaudited) (continued)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with preservation of capital.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax.

Additionally, as a fundamental policy, the Fund may invest up to 20% of its Managed Assets (as defined below) in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).

The Fund generally invests in municipal securities with a weighted average maturity of at least 15 years, but it may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments that, at the time of investment, are rated within the four highest grades (BBB or Baa or better) by at least one NRSRO that rate such security (even if it is rated lower by another NRSRO) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•	The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax and (iii) policy of investing up to 20% of its Managed Assets in AMT Bonds, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

Shareholder Update (Unaudited) (continued)

Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.

	Nuveen	Nuveen
	Select	Select
	Maturities	Tax-Free
	Municipal	Income
	Fund	Portfolio
Risk	(NIM)	(NXP)
Portfolio Level Risks
Alternative Minimum Tax Risk	X	X
Below Investment Grade Risk	X	X
Call Risk	X	X
Credit Risk	X	X
Credit Spread Risk	X	X
Deflation Risk	X	X
Derivatives Risk	X	X
Distressed Securities Risk	X	X
Duration Risk	X	X
Economic Sector Risk	X	X
Financial Futures and Options Risk	X	X
Hedging Risk	X	X
Illiquid Investments Risk	X	X
Income Risk	X	X
Inflation Risk	X	X
Insurance Risk	X	X
Interest Rate Risk	X	X
Inverse Floating Rate Securities Risk	X	X
Municipal Securities Market Liquidity Risk	X	X
Municipal Securities Market Risk	X	X
Other Investment Companies Risk	X	X
Puerto Rico Municipal Securities Market Risk	X	X
Reinvestment Risk	X	X
Sector and Industry Risk	X	X
Sector Focus Risk	X	X
Special Risks Related to Certain Municipal Obligations	X	X
Swap Transactions Risk	X	X
Tax Risk	X	X
Taxability Risk	X	X
Tobacco Settlement Bond Risk	X	X
Unrated Securities Risk	X	X
Valuation Risk	X	X
Zero Coupon Bonds Risk	X	X

Shareholder Update (Unaudited) (continued)

	Nuveen	Nuveen
	Select	Select
	Maturities	Tax-Free
	Municipal	Income
	Fund	Portfolio
Risk	(NIM)	(NXP)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X
Counterparty Risk	X	X
Cybersecurity Risk	X	X
Economic and Political Events Risk	X	X
Global Economic Risk	X	X
Investment and Market Risk	X	X
Legislation and Regulatory Risk	X	X
Market Discount from Net Asset Value	X	X
Recent Market Conditions	X	X

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the

Shareholder Update (Unaudited) (continued)

municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Shareholder Update (Unaudited) (continued)

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Further, the Fund’s by-laws provide that a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by shareholders. Although the application of the “Control Share Acquisition” provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC’s recently adopted Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies, could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. Rule 18f-4 could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of

Shareholder Update (Unaudited) (continued)

market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. In response to the financial crisis and recent market events, the United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain investments. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasigovernmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy, including with respect to certain interest rates, may affect the value, volatility and liquidity of dividend and interest paying securities. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. The U.S. government has recently reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of investments. Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit” and which triggered a two-year period of negotiations on the terms of withdrawal. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, following which the terms of exit were negotiated. On January 31, 2020, the UK formally withdrew from the EU and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (Unaudited) (continued)

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the most recent fiscal year, there have been no changes to: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; (iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Principal Risks

The following principal risk has been added for the Nuveen Select Tax-Free Income Portfolio (NXP):

Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Important Tax Information

(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Net Long-Term
Fund	Capital Gains
NIM	$9,425
NXP	—

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Matthew Thornton III	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NIM	NXP
Common shares repurchased	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

•	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
•	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
•	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
•	Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
•	S&P Municipal Bond Intermediate Index: An index containing bonds in the S&P Municipal Bond Index that mature between 3 and 15 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
•	Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.

Board Members &

Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members:

• TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); formerly, Director, Quality Control Corporation
333 W. Wacker Drive	Chair and	2008	(manufacturing) (since 2012-2021); Chair of the Board of the Kehrein	142
Chicago, IL 6o6o6	Board Member	Class II	Center for the Arts (philanthropy) (since 2021); member: Catalyst
Schools of Chicago Board (since 2008) and Mather Foundation Board
(philanthropy) (since 2012), and chair of its Investment Committee;
formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016);
formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director,
LogicMark LLC (health services) (2012-2016); formerly, Director, Legal &
General Investment Management America, Inc. (asset management)
(2008-2013); formerly, CEO and President, Northern Trust Global
Investments (financial services) (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual
Funds Board (2005-2007), Northern Trust Global Investments Board
(2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust
Securities Inc. Board (2003-2007) and Northern Trust Hong Kong
Board (1997-2004).

• JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Life Trustee of Coe
333 W. Wacker Drive	Board Member	1999	College; formerly, Member and President Pro-Tern of the Board of	142
Chicago, IL 6o6o6		Class III	Regents for the State of Iowa University System (2007- 2013); Director
and Chairman (2009-2021), United Fire Group, a publicly held company;
Director, Public Member, American Board of Orthopaedic Surgery
(2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015),
The Gazette Company (media and publishing); Director (1997- 2003),
Federal Reserve Bank of Chicago; President and Chief Operating
Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members (continued):

•WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			(2006-2012); Director of Well mark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	142
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; formerly, Dean and Distinguished Professor of
Finance, School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

•AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC)
1959			(supports the fund independent director community and is part of the
333 W. Wacker Drive	Board Member	2021	Investment Company Institute (ICI), which represents regulated	142
Chicago, IL 6o6o6		Class II	investment companies) (2006-2019); formerly, various positions with ICI
(1989-2006); Member of the Board of Directors, Jewish Coalition Against
Domestic Abuse (UCADA) (since 2020).

•JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy
1954			(2009-2020) and Senior Advisor to the Vice Chairman (2018-2020).
333 W. Wacker Drive	Board Member	2021	BlackRock, Inc. (global investment management firm); formerly,	142
Chicago, IL 6o6o6		Class III	Managing (Director, Global Head of Government Relations and Public
Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009);
formerly, Managing Director, Global General Counsel and Corporate
Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP
(law firm) (1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/ Associate
Director for Legal and Financial Affairs, Office of Presidential Personnel,
The White House (1986-1989); Member of the Board of Directors,
Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

•ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	142
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011- 2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004- 2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999-2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
including Chief Executive Officer (1995-1996) of Zenith Electronics
Corporation (consumer electronics).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

•JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	142
Chicago, IL 6o6o6		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the
Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

•JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	142
Chicago, IL 6o6o6		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy
Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director,
Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

•CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); formerly Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings,	142
Chicago, IL 6o6o6		Class I	Inc.; formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

•MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			Fed Ex Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 W. Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through	142
Chicago, IL 6o6o6		Class III	its portfolio of companies); formerly, Senior Vice President, U.S.
Operations (2006-2018), Federal Express Corporation, a subsidiary of
FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids
Worldwide®(a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The
Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown
Castle International (provider of communications infrastructure).

•MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	142
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004)
and Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members (continued):

•ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	142
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan
Distribution Services, Inc. (financial services) (formerly, One Group
Dealer Services, Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

•DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director
1963	Chief		(since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior
333 W. Wacker Drive	Administrative	2015	Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of
Chicago, IL 6o6o6	Officer		Nuveen (2006-2017), Vice President prior to 2006.

•MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen
1979	Vice President		Fund Advisors (since 2017); Managing Director and Associate General Counsel (since January
901 Marquette Avenue	and Assistant	2013	2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021) and Vice
Minneapolis, MN 55402	Secretary		President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management LLC
(since 2018).

•DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President
1978	Vice President		and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of
333 W. Wacker Drive	and Assistant	2017	Jackson National Asset Management (2012-2017).
Chicago, IL 6o6o6	Secretary

•NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
1979			President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of
333 W. Wacker Drive	Vice President	2016	Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

•TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
1961			Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

•BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since
1974			2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of
333 W. Wacker Drive	Vice President	2019	Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

•JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew Carnegie Blvd.	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Charlotte, NC 28262

•JOHN M. MCCANN			Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing
1975			Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC
8500 Andrew Carnegie Blvd.	Vice President	2013	(since 2021); Managing Director of TIAA SMA Strategies LLC (since 2021); Managing Director
Charlotte, NC 28262			(since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant
Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and
TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director,
Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association
of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President
(since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative
Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc.
(2014-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

•KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since
2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice
President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); formerly, Vice President (2007-2021) and
Secretary (2016-2021), of NWQ Investment Management Company, LLC, and Santa Barbara Asset
Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010).
Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative
Investments, LLC.

•JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew Carnegie Blvd.	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Charlotte, NC 28262	Secretary		2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

•DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of
1969			Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since 2020);
730 Third Avenue	Vice President	2020	Managing Member of MDR Collaboratory LLC (since 2018); formerly, Managing Director, (Head of
New York, NY 10017			Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group
(2013-2017).

•WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

•E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC;
8500 Andrew Carnegie Blvd.	and Controller	2019	Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA
Charlotte, NC 28262			CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial
Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF
Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

•MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

•GIFFORD R. ZIMMERMAN			Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen
1956	Vice President		Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and
333 W. Wacker Drive	and Chief	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Compliance Officer		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing
Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC
(2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management
Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow
Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)	The Board of Trustees is divided into three classes, Class I, Class11, and Class 111, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2)	Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-A-0322D 2171576-INV-Y-05/23

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Select Tax-Free Income Portfolio

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2022	$ 36,740	$ 910	$ 0	$ 0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2021	$ 25,730	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2022	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2021	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2022	$ 0	$ 0	$ 0	$ 0
March 31, 2021	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, John K. Nelson, Albin F. Moschner, Judith M. Stockdale, Carole E. Stone, Chair, and Robert L. Young.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Michael Hamilton, Managing Director, manages tax-exempt fixed income portfolios for Nuveen. He began working in the investment industry when he joined the firm in 1989, as a fixed-income fund manager and trader. He became a portfolio manager in 1992. He received a B.A. from the College of Idaho and an M.B.A. from Western Washington University. He is a member of the Portland Society of Financial Analysts.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Michael Hamilton	Registered Investment Company	8	$2.09 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1	$25.8 million
*	Assets are as of March 31, 2022. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ITEM 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Manager’s compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4). OWNERSHIP OF NXP SECURITIES AS OF MARCH 31, 2022

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Michael Hamilton	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Tax-Free Income Portfolio

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: June 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: June 3, 2022

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: June 3, 2022